[GRAPHIC]







Investec Funds Annual Report
December 31, 2001








[LOGO]
Investec
Asset Management

                                                  Table of contents

PRESIDENT'S LETTER TO
SHAREHOLDERS                       1
FUND PROFILES AND SCHEDULES
OF INVESTMENTS
Asia New Economy Fund              2
Asia Small Cap Fund               10
China & Hong Kong Fund            17
internet.com-TM- Index Fund       23
Mainland China Fund               30
Wired-Registered Trademark-
Index Fund                        37
Wireless World Fund-TM-           45

COMBINED FINANCIAL
STATEMENTS
Statements of Assets and
Liabilities                       53
Statements of Operations          54
Statements of Changes in
Net Assets                        55

FINANCIAL HIGHLIGHTS              57

NOTES TO FINANCIAL
STATEMENTS                        64

REPORT OF INDEPENDENT
AUDITORS                          73

INVESTEC FUNDS INFORMATION        74

Investec Funds                          Letter to Shareholders

Dear Investec Funds Shareholder,

The further one looks into the future the less predictable it appears. This intuitively obvious conclusion was drawn from our brief discussion about the development of non-linear mathematical forecasting in our June letter to you.

The second and more intriguing conclusion was that apparent randomness could nevertheless be described by mathematical equations: chaos is deterministic. We suggested that one solution to such indeterminacy is to look at history. If there is an underlying order in nature, then rhythms of the past should find echoes in the present. History not only suggests that economic activity accelerates on a periodic and non-random basis but it also suggests that these changes can (a) only happen at certain moments in an economic cycle and will
(b) only happen if there is an appropriate exogenous shock.

At the time we concluded that the markets were continuing to judge the U.S. economic slowdown as "normal" but we also noted that for the US economic slowdown to become "abnormal" would, as in the past, require an exogenous shock. September 11th saw the U.S. suffer the appalling terrorist attacks. Was this then the unforeseen exogenous shock that tipped the U.S. economy and the world into an "abnormal" slowdown?

The 105 year-old Dow Jones Industrial Index is very good for indicating sentiment towards the whole economy. Despite the small number of constituents in the index, it does not seem to be so influenced by stock specific problems, for example Enron. The break in the Index below 9,100 following September 11th signaled the acceptance of a deeper recession. However, the signal was reversed within two weeks. Moreover -- and much more importantly -- it did not signal an acceptance of a 1973/74 type economic collapse.

In the meantime, the S&P and the FTSE in the UK actually fell all the way down to test their equivalent secular levels (960 and 4,220 respectively). The levels held and the markets have had a significant rally since. The markets will indicate that investors have become more positive on the fundamental economic situation once these Indices move above 1,177 and 5,265 respectively on a monthly closing basis. At the time of writing the Dow, is once again above 10,000 and at this level it is already indicating that the "recession" is ending. It will take some months for the economy to feel like it is recovering and so it is important that the Dow moves above 10,065 on a monthly close.

Overall, we believe that the momentum lows of the 10-year cycles in both the US economy and the Dow were seen in September. The extent of the recovery is uncertain, but it should last between eighteen months to two years. The Federal Reserve Board will keep the banking system awash with liquidity and maintain low and if necessary falling interest rates. Abundant liquidity will support the economy and stimulate financial markets. We expect the recovery in the U.S economy will be at a rate faster than current consensus, be demand-led and inflationary. The Dow will probably reach a new high.

In Asia, most central banks have been able to cut interest rates more aggressively as the easing in US monetary policy has reduced the pressure on regional currencies and capital outflows. Moreover, Asia is in much better shape to weather the downturn than it was during the financial crisis in 1997/98. Since the crisis, Asian companies have refocused and de-leveraged. Very few companies will have been caught with the large capital expenditure commitments and mismatched debt problems that were common during the crisis. Furthermore, Asian shares as a group are compellingly cheap on most valuation measures.

For a short period it seemed that the September 11th terrorist atrocity was the exogenous shock that would tip the US and world economy into a prolonged and deep recession. In the event, markets quickly recovered so much so that within weeks they were able to sustain a further shock as one of the world's largest energy companies, Enron, failed spectacularly.

We would acknowledge the contribution to this discussion from our colleague Mr. Tony Plummer.

We invite you to visit our website at www.investecfunds/us.com for fund updates and regional market news.

Finally, thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

/s/ Royce Brennan
Royce Brennan
President

                                                                 ---------------

Investec Funds                          Asia New Economy Fund

1. Performance

                                  3 MONTHS           12 MONTHS
                               ---------------    ---------------
FUND                                   +41.24%             -4.69%

Benchmark Index:
MSCI AC Far East Free
Ex Japan                                +30.1%              -4.2%

The Asia New Economy Fund struggled during the first nine months of the year, as investors worried about the contraction in demand for technology as a result of the slowing US economy. However during the final quarter of the year there were signs that demand for technology was improving. Investors returned to Asia, and the stock markets rallied sharply. The focus was on the technology sector.

Geographically the best performing markets over the twelve-month period were Korea and Taiwan, while China, Hong Kong and Singapore all struggled badly. The technology sector performed well over the twelve-month period, thanks to the strong performance in the final quarter, while the telecoms sector remained weak. Therefore, the Fund benefited from the overweight positions in the Korean and Taiwanese technology sectors, but was hurt by the overweight position in the Chinese mobile telecoms sector.

2. Changes to Portfolio

                            29.12.00    30.12.01    31.12.01
                               %           %         INDEX
                            --------    --------    --------
Hong Kong                      35          16          24
Taiwan                         19          32          20
Singapore                      15          10          11
Malaysia                        3           0           9
Thailand                        1           1           2
South Korea                    15          35          23
Indonesia                       0           0           1
Philippines                     0           0           1
China                          10           7           9
Cash                            2          -1           0
                              ---         ---         ---
                              100         100         100
                              ===         ===         ===

The weightings in Taiwan and Korea were sharply increased during the year. This occurred particularly during the fourth quarter, as a recovery in the technology sector was anticipated. Offsetting this, the weighting in Hong Kong was reduced substantially as the Hong Kong stock market lacks the technology exposure about which we were enthusiastic. Throughout the year there were minimal weightings in the smaller South-East Asian markets (Thailand, Indonesia, Philippines, and Malaysia).

3. Transactions

Portfolio turnover was high during the first half of 2001 due to high level of flows in and out of the Fund. Purchases were mainly concentrated in the banking sector in Hong Kong and Korea or in the PC component sector. Within the electronics sector the PC companies appeared to have the fewest problems with inventory levels and therefore any recovery in end-demand was expected to filter through quickly to the Asian component companies. The banking sector in Korea was very cheap, while Hong Kong was perceived to be relatively defensive as collateral values (property) were not expected to fall.

---------------
2

Investec Funds                          Asia New Economy Fund

During the second half of the year, transactions concentrated on increasing the sensitivity of the portfolio to a recovery in the technology sector. Hence the weightings in industry leaders, such as Taiwan Semiconductor, United Microelectronics, Hon Hai Precision and Samsung Electronics, were increased. Additionally Humax, a provider of digital set-top boxes, was added to the portfolio. In Korea, Hyundai Mobis and Samsung Fire & Marine were also added to the portfolio. Hyundai Mobis is the automotive parts and service supplier to the Hyundai Motors Group whose earnings continue to grow strongly and ahead of consensus, while the stock is trading at a PER of less than 7x. Samsung Fire & Marine is also doing better than consensus expectations and growing strongly, and was trading at a PER of less than 9x at the time of purchase. Offsetting these purchases, sales were made in the stocks that we believed would not be prime beneficiaries of a recovery in the stock markets. Hence, the weighting in the banking sectors in Hong Kong and Singapore was reduced.

4. Outlook & Strategy

We continue to believe that electronics demand has bottomed, and that we are in the early stages of a cyclical recovery.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SEMICONDUCTOR SHIPMENTS
Y O Y % CHANGE US DOLLARS

      WORLD  ASIA EX JAPAN
1Q91    16%            26%
2Q91    11%            20%
3Q91     5%            14%
4Q91     1%            16%
1Q92     3%            24%
2Q92     5%            26%
3Q92    14%            29%
4Q92    17%            37%
1Q93    21%            32%
2Q93    33%            35%
3Q93    33%            42%
4Q93    29%            27%
1Q94    31%            35%
2Q94    29%            36%
3Q94    28%            30%
4Q94    38%            41%
1Q95    43%            55%
2Q95    47%            60%
3Q95    41%            54%
4Q95    37%            48%
1Q96    16%            14%
2Q96   -12%           -10%
3Q96   -17%           -15%
4Q96   -17%           -11%
1Q97    -9%            -4%
2Q97     8%            10%
3Q97    15%            23%
4Q97     4%            10%
1Q98    -5%             0%
2Q98   -14%            -8%
3Q98   -13%           -11%
4Q98    -1%             2%
1Q99     7%            12%
2Q99    14%            23%
3Q99    24%            34%
4Q99    30%            44%
1Q00    35%            46%
2Q00    49%            53%
3Q00    45%            47%
4Q00    22%            13%
1Q01    -4%           -10%
2Q01   -31%           -25%
3Q01   -45%           -31%
4Q01   -43%           -21%

Our confidence, and that of the stock markets, has been bolstered by the monthly sales reports and comments from the Taiwanese technology companies. Taiwan Semiconductor, a good proxy for the general state of the semiconductor industry, has reported a steady increase in demand for wafers from the middle of 2001 and has indicated that they expect to see further improvements in 1Q02. Year on year growth should be achieved by 2Q02.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TAIWAN SEMICONDUCTOR
MONTHLY SALES (NT$ MN)

Jan-99   3,845
Feb-99   3,717
Mar-99   4,939
Apr-99   5,238
May-99   5,619
Jun-99   5,730
Jul-99   6,586
Aug-99   7,012
Sep-99   6,109
Oct-99   7,212
Nov-99   7,859
Dec-99   8,621
Jan-00   9,327
Feb-00   9,019
Mar-00   9,933
Apr-00   8,863
May-00  10,934
Jun-00  13,213
Jul-00  15,020
Aug-00  16,077
Sep-00  16,396
Oct-00  17,462
Nov-00  18,173
Dec-00  18,187
Jan-01  16,157
Feb-01  11,614
Mar-01  11,750
Apr-01   9,232
May-01   8,551
Jun-01   8,515
Jul-01   8,604
Aug-01   9,028
Sep-01   9,308
Oct-01  10,337
Nov-01  11,060
Dec-01  11,730
Jan-02  12,045

DRAM manufacturers have also been increasing their contract prices, as the spot price more than tripled during the final quarter of 2001. Although 1Q02 is normally seasonally weak there has, as yet, been no fall in the spot price.

                                                                 ---------------

Investec Funds                          Asia New Economy Fund

Analysts have been revising upwards their profit forecasts sharply across almost the entire hardware spectrum in Asia and this has led to a renewal of interest in the sector.

In late December the shareholders of the Asia New Economy Fund accepted Investec's proposal to merge the Fund with the Asia Small Cap Fund. The revised Fund will be called the Asia Focus Fund. This Fund will operate without any reference to indices or benchmarks and will represent the best ideas of the Asian investment team. This very aggressive strategy will hopefully produce higher returns longer term, although the returns relative to the benchmark will be much more volatile on a quarterly basis. As the positioning will be aggressive, the level of turnover in the portfolio may be higher than that of a more balanced or single sector fund.

It is likely that there will initially be a large overlap between the holdings in the Asia New Economy and Asia Focus Funds, as the investment team is optimistic about the prospects for the semiconductor sector at this stage in the cycle. The Asia Focus Fund is likely initially to concentrate on large capitalisation technology stocks in Taiwan and Korea, and smaller capitalisation consumer stocks in Hong Kong and Korea.

As at 31 December 2001, there were 28 holdings in the Asia New Economy Fund with the top 10 accounting for over 57% of total assets. Less than 40% of the Fund is matched with the index. As at 31 December 2001, the equity portion of the portfolio had an average P/E multiple of 15.8x.

ROBERT CONLON
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (APRIL 29,
1996) THROUGH DECEMBER 31, 2001 WERE -12.31% AND -10.33%, RESPECTIVELY.

THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. THIS INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT INCUR EXPENSES.

---------------
4

Investec Funds                          Asia New Economy Fund

Fund Highlights

at December 31, 2001

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                               28
      Portfolio Turnover:                                       88.1%
      % of Stocks in Top 10:                                    57.4%

Top 10 Holdings (% of net assets)
      Hutchison Whampoa                                          8.5%
      Taiwan Semiconductor Manufacturing Co. Ltd.                8.4%
      Kookmin Bank                                               7.9%
      Samsung Electronics GDR                                    6.4%
      United Microelectronics Corp.                              5.7%
      Shinhan Financial Group Ltd.                               5.0%
      MEDIATEK                                                   4.0%
      Realtek Semiconductor Corp.                                3.9%
      Hyundai Mobis                                              3.8%
      China Mobile (Hong Kong) Ltd.                              3.8%

Top 5 Sectors (% of net assets)
      Semiconductors                                            20.1%
      Banking                                                   19.7%
      Electronics                                               15.1%
      Telecommunications                                         9.8%
      Holding Companies-Diversified                              9.6%

Top 5 Countries (% of net assets)
      South Korea                                               34.2%
      Taiwan                                                    31.7%
      Hong Kong                                                 22.6%
      Singapore                                                  9.8%
      Thailand                                                   1.0%

                                                                 ---------------

Investec Funds                          Asia New Economy Fund

Comparison of change in value of $10,000 investment in the Investec Asia New Economy Fund, MSCI AC Far East Free Ex-Japan Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ASIA NEW ECONOMY  MSCI AC FAR EAST FREE
                 FUND           EX-JAPAN INDEX
04/29/96*           $10,000                $10,000
6/30/96              $9,904                 $9,674
9/30/96              $9,840                 $9,490
12/31/96            $10,384                 $9,747
3/31/97              $9,880                 $9,338
6/30/97             $10,412                 $9,765
9/30/97              $8,698                 $7,910
12/31/97             $6,471                 $5,324
3/31/98              $6,759                 $5,813
6/30/98              $4,951                 $3,901
9/30/98              $4,661                 $3,526
12/31/98             $5,709                 $4,933
3/31/99              $5,950                 $5,179
6/30/99              $7,450                 $7,108
9/30/99              $6,781                 $6,369
12/31/99             $9,200                 $7,849
3/31/00              $9,297                 $7,584
6/30/00              $8,402                 $6,674
9/30/00              $6,733                 $5,603
12/31/00             $5,650                 $4,885
3/31/01              $5,311                 $4,691
6/30/01              $5,124                 $4,546
9/30/01              $3,813                 $3,605
12/31/01             $5,385                 $4,681

Average Annual Total Return
Periods ended December 31, 2001

One Year
-4.69%
Since Inception
-10.33%
Five Years
-12.31%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
6

Investec Funds                          Asia New Economy Fund

Schedule of Investments by Country
at December 31, 2001

Shares                      Common Stocks: 99.3%                                             Value
-------------------------------------------------------------------------------------------------------------

                            HONG KONG: 22.6%
       40 000               China Mobile (Hong Kong) Ltd.*                                   $       140 819
       81 000               China Unicom Ltd.*                                                        89 339
       25 200               Dah Sing Financial Group                                                 119 257
       33 000               Hutchison Whampoa                                                        318 478
       32 000               Li & Fung Ltd.                                                            35 910
      373 142               Pacific Century CyberWorks Ltd.*                                         102 889
       23 000               Shanghai Industrial Holdings Ltd.                                         42 181
                                                                                             ---------------
                                                                                                     848 873
                                                                                             ---------------

                            SINGAPORE: 9.8%
       17 890               DBS Group Holdings Ltd.                                                  133 703
        5 000               Singapore Press Holdings                                                  59 031
       60 000               Singapore Technology Engineering Ltd.                                     76 361
       14 000               Venture Manufacturing Ltd.                                               100 839
                                                                                             ---------------
                                                                                                     369 934
                                                                                             ---------------

                            SOUTH KOREA: 34.2%
        3 800               Humax Co. Ltd.                                                            92 205
       10 000               Hyundai Mobis                                                            144 440
        4 800               Hyundai Motor Co.                                                         98 678
        7 847               Kookmin Bank                                                             298 655
        1 130               Samsung Electronics GDR                                                  240 940
        3 200               Samsung Fire and Marine Insurance                                        136 951
       14 000               Shinhan Financial Group Ltd.                                             187 772
          430               SK Telecom Co.                                                            88 070
                                                                                             ---------------
                                                                                                   1 287 711
                                                                                             ---------------

                            TAIWAN: 31.7%
       13 000               Ambit Microsystems Corp.                                                  59 886
       22 400               Asustek Computer GDR                                                      98 060
       28 400               Hon Hai Precision Industry                                               130 014
        9 000               MEDIATEK                                                                 151 416
       30 000               Realtek Semiconductor Corp.                                              146 781
       87 455               Siliconware Precision GDR*                                                77 321
      126 280               Taiwan Semiconductor Manufacturing Co. Ltd.*                             316 152
      147 150               United Microelectronics Corp.*                                           214 725
                                                                                             ---------------
                                                                                                   1 194 355
                                                                                             ---------------

                                                                 ---------------

Investec Funds                          Asia New Economy Fund

Schedule of Investments by Country
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 99.3%                                             Value
-------------------------------------------------------------------------------------------------------------
                            THAILAND: 1.0%
       40 000               Advanced Info Service (FB)                                       $        36 853
                                                                                             ---------------
TOTAL COMMON STOCKS
  (cost $4,003,902)                                                                                3 737 726
                                                                                             ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $4,003,902): 99.3%                                                                         3 737 726
Other Assets less Liabilities: 0.7%                                                                   25 142
                                                                                             ---------------
NET ASSETS: 100.0%                                                                           $     3 762 868
                                                                                             ---------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
8

Investec Funds                          Asia New Economy Fund

Schedule of Investments by Industry
at December 31, 2001 (Unaudited)

                                                                   % of
Industry                                                           Net Assets

-------------------------------------------------------------------------------
Auto Manufacturers                                                         2.6%
Auto Parts & Equipment                                                     3.8
Banking                                                                   19.7
Communication                                                              2.3
Communications -- Equipment                                                2.5
Computer Equipment                                                         4.0
Computers                                                                  1.6
Electronics                                                               15.1
Engineering & Construction                                                 2.0
Holding Companies-Diversified                                              9.6
Insurance                                                                  3.6
Media                                                                      1.6
Semiconductors                                                            20.1
Telecommunications                                                         9.8
Wholesale                                                                  1.0
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES                                           99.3
Other Assets less Liabilities                                              0.7
                                                                   -----------
NET ASSETS                                                              100.00%
                                                                   -----------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Asia Small Cap Fund

1. Performance

                            3 MONTH         6 MONTH           12 MONTH
                            --------    ---------------    ---------------
FUND                        +37.03%              +5.46%            +19.77%

Benchmark Indices:
HSBC Smaller Asia Co's
index                        +24.4                +3.8              +13.8
MSCI AC Far East Free
Ex Japan                     +30.1                +3.0               -4.2

The Fund performed very well during the year outperforming both the HSBC Smaller Asia Co's Index and the more general MSCI AC Far East Free ex Japan Index. The out-performance against both the benchmark indices was mainly a result of the strong performance of technology companies in Korea and Taiwan. The retail/consumer companies in Hong Kong, China and Korea also performed very well.

The Fund is focused on technology companies in Taiwan and Korea, and consumer companies in Korea and Hong Kong. This positioning proved to be correct during the year, as all of these areas were strong outperformers.

2. Changes made to the Portfolio

During the year the weightings in Korea and Taiwan were increased, offset by reduced weightings in Hong Kong, Malaysia, The Philippines and Singapore. This increased the weightings both to the technology sector across the region and the consumer in Korea.

3. Transactions during the Quarter

During the first six months of the year profits were taken in the larger holdings including Texwinca, JCG, Shui On Construction, Esprit, Giordano, Wing Hang Bank and Nanjing Panda as we have tried to keep individual stock weightings to less than 5%. However, the weighting in Global Tech was increased and a new holding Global Bio Chemical was added, in an effort to increase the exposure to China. Global Bio-Chemical is a leading corn refiner in China with sufficient economies of scale to achieve high margins and returns on capital. In Taiwan, we increased the positions in Weltrend, Advantech and Zyxel on share price weakness during May due to a large inflow. However, Realtek was trimmed following its strong performance. The Malaysian weighting was reduced as we continued to trim positions in Hong Leong Bank and Public Finance. Cosmos Bottling in the Philippines was also partially sold as San Miguel had made a bid for the company.

During the second half of the year we trimmed the positions in Dah Sing Financial and Chaoda Modern as their shares had performed relatively well. We have also sold the positions in Shui On Construction, QPL Holdings and Varitronix due to their poor earnings results. The sales proceeds were put into I-Cable Communication (a cable TV operator), Hopewell Holdings (a holding company with property and infrastructure investments) and Fountain Set (a major knitted fabric manufacturer) as these companies are outperforming expectations and analysts are increasing their forecasts. In Taiwan, we increased the positions in Stark Technology, Faraday and Accton Technology on share price weakness during November in anticipation of a recovery in the electronics sector. However, we sold the position in Procomp as its earnings disappointed the market.

In Korea, the holdings in Uniwide and Future System were sold, as they had disappointed consensus expectations. Shinsegae was also top-sliced as it had performed very well and was too large a component of the portfolio. Pacific Corp (a leading player in the Korean cosmetics industry), Hyundai Mobis (an auto parts manufacturer) and Hana Bank were added to the Korean section of the portfolio. These companies have been delivering profits that were better than consensus expectations and are trading at attractive valuations. Cosmos Bottling in the Philippines was sold completely to

---------------
10

Investec Funds                          Asia Small Cap Fund

meet outflows in November. In Singapore and Malaysia, we sold the Flextech, Datacraft, Hong Leong Bank and Unisem positions due to their deteriorating profit outlooks. Some of cash raised was used to purchase Comfort Group, a taxi service provider with stable earnings stream and strong cash flow.

4. Outlook and Strategy

In late December the shareholders of the Asia Small Cap Fund accepted Investec's proposal to merge the Fund with the Asia New Economy Fund. The revised Fund will be called the Asia Focus Fund. This Fund will operate without any reference to indices or benchmarks and will represent the best ideas of the Asian investment team. This very aggressive strategy will hopefully produce higher returns longer term, although the returns relative to the benchmark will be volatile on a quarterly basis. As the positioning will be aggressive, the level of turnover in the portfolio may be higher than that of a more balanced or single sector fund.

It is likely that the smaller capitalisation consumer stocks in Hong Kong and Korea will continue to feature in the Asia Focus Fund. In Taiwan and Korea the Fund is likely to continue to focus on the technology sector. However there will be a greater emphasis on some of the larger market capitalisation leaders. The investment team is optimistic about the prospects for the semiconductor sector at this stage in the cycle.

AGNES CHOW
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (APRIL 29,
1996) THROUGH DECEMBER 31, 2001 WERE -15.02% AND -11.46%, RESPECTIVELY.

THE MSCI AC FAR EAST FREE EX JAPAN INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF OVER 450 STOCKS TRADED IN EIGHT ASIAN MARKETS, EXCLUDING JAPAN. HSBC SMALLER ASIA COMPANIES PRICE INDEX IS AN INDEX COMPRISING OF 700 COMPANIES COVERING HONG KONG, INDONESIA, KOREA, MALAYSIA, PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

                                                                 ---------------

Investec Funds                          Asia Small Cap Fund

Fund Highlights

at December 31, 2001

Fund Managers: Robert Conlon; Agnes Chow

      # of Holdings in Portfolio:                               40
      Portfolio Turnover:                                       43.9%
      % of Stocks in Top 10:                                    33.7%

Top 10 Holdings (% of net assets)
      Realtek Semiconductor Corp.                                4.2%
      Texwinca Holdings Ltd.                                     3.9%
      Humax Co., Ltd.                                            3.7%
      Kingboard Chemicals Holdings Ltd.                          3.6%
      Zyxel Communications Corp.                                 3.4%
      Shinsegae Department Stores                                3.3%
      Cheil Communications, Inc.                                 3.1%
      JCG Holdings Ltd.                                          3.1%
      Weltrend Semiconductor, Inc.                               2.7%
      Advantech Co. Ltd.                                         2.7%

Top 5 Sectors (% of net assets)
      Electronics                                               10.8%
      Computers                                                 10.5%
      Retail                                                     7.6%
      Finance                                                    6.2%
      Computer Equipment                                         5.7%

Top 5 Countries (% of net assets)
      Hong Kong                                                 33.8%
      Taiwan                                                    23.6%
      South Korea                                               20.0%
      Singapore                                                  4.8%
      Malaysia                                                   3.8%

---------------
12

Investec Funds                          Asia Small Cap Fund

Comparison of change in value of $10,000 investment in the Investec Asia Small Cap Fund and the HSBC James Capel Southeast Asia Smaller Companies Index (HSBC James Capel SASC Index)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          ASIA SMALL CAP FUND  HSBC JAMES CAPEL SASC INDEX
4/29/96*              $10,000                      $10,000
6/30/96               $10,461                       $9,530
9/30/96               $10,397                       $9,467
12/31/96              $11,308                       $9,720
3/31/97               $12,046                      $10,336
6/30/97               $13,406                       $9,999
9/30/97               $12,503                       $7,820
12/31/97               $7,892                       $4,464
3/31/98                $7,684                       $5,116
6/30/98                $5,005                       $3,280
9/30/98                $4,530                       $2,921
12/31/98               $5,415                       $3,822
3/31/99                $4,916                       $3,765
6/30/99                $6,911                       $5,900
9/30/99                $6,517                       $5,138
12/31/99               $7,712                       $5,478
3/31/00                $8,069                       $5,548
6/30/00                $6,358                       $4,477
9/30/00                $5,506                       $3,752
12/31/00               $4,184                       $3,178
3/31/01                $4,566                       $3,194
6/30/01                $4,753                       $3,483
9/30/01                $3,658                       $2,905
12/31/01               $5,012                       $3,616

Average Annual Total Return
Periods ended December 31, 2001

One Year
19.77%
Since Inception
-11.46%
Five Years
-15.02%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

Investec Funds                          Asia Small Cap Fund

Schedule of Investments by Countries
at December 31, 2001

Shares                      Common Stocks: 86.6%                                             Value
--------------------------------------------------------------------------------------------------------------

                            HONG KONG: 33.8%
    1 000 000               Chaoda Modern Agriculture (Holdings), Inc.*                      $        282 151
       89 214               Dah Sing Financial Holdings                                               422 200
      400 840               Esprit Holdings Ltd.                                                      452 389
    1 450 000               Fountain SET Hldgs                                                        236 173
      672 000               Giordano International Ltd.                                               297 336
    1 100 000               Global Bio-Chem Technology Group Co. Ltd.*                                384 430
    5 200 000               Global Tech Holdings                                                      420 148
    2 000 000               Glorious Sun Enterprises Ltd.                                             300 106
    1 342 400               HKR International Ltd.                                                    365 847
      350 000               Hopewell Holdings                                                         207 605
      230 000               i-CABLE Communications Ltd.                                               140 114
      850 000               JCG Holdings Ltd.                                                         528 712
      962 000               Kingboard Chemicals Holdings Ltd.*                                        616 884
      652 000               Nanjing Panda Electronics Co., Ltd.*                                      242 496
    1 400 000               Texwinca Holdings Ltd.                                                    668 826
       70 000               Wing Hang Bank Ltd.                                                       224 438
                                                                                             ----------------
                                                                                                    5 789 855
                                                                                             ----------------

                            MALAYSIA: 3.8%
      300 000               Gamuda Berhad                                                             356 837
      230 000               Public Finance Berhad                                                     288 101
                                                                                             ----------------
                                                                                                      644 938
                                                                                             ----------------

                            SINGAPORE: 4.8%
      730 000               Comfort Group Ltd.                                                        253 019
      340 000               First Capital Corp.                                                       200 704
       52 000               Venture Manufacturing                                                     374 546
                                                                                             ----------------
                                                                                                      828 269
                                                                                             ----------------

                            SOUTH KOREA: 20.0%
        5 200               Cheil Communications, Inc.                                                536 492
       38 883               Daeduck Electrnoics Co., Ltd.                                             380 356
       23 920               Hana Bank                                                                 308 940
       26 000               Humax Co., Ltd.                                                           630 875
       22 000               Hyundai Mobis                                                             317 768
       77 800               Korea Circuit Co.                                                         282 423
        4 000               Pacific Corp.                                                             403 515
        5 284               Shinsegae Department Stores                                               561 311
                                                                                             ----------------
                                                                                                    3 421 680
                                                                                             ----------------

---------------
14

Investec Funds                          Asia Small Cap Fund

Schedule of Investments by Countries
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 86.6%                                             Value
--------------------------------------------------------------------------------------------------------------
                            TAIWAN: 23.6%
       91 000               Accton Technology Corp.                                          $        234 335
      179 400               Advantech Co. Ltd.                                                        461 974
       97 856               Ambit Microsystems Corp.                                                  450 782
       58 800               Faraday Technology Corp.*                                                 277 597
      236 155               Prodisc International*                                                    257 439
      148 500               Realtek Semiconductor Corp.*                                              726 567
       75 270               Stark Technology, Inc.*                                                   287 512
      306 944               Weltrend Semiconductor, Inc.*                                             469 857
      317 892               World Wiser Electronics, Inc*                                             300 156
      299 223               Zyxel Communications Corp.*                                               582 179
                                                                                             ----------------
                                                                                                    4 048 398
                                                                                             ----------------

                            THAILAND: 0.6%
      600 000               United Broadcasting Corp.*                                                101 063
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $14,571,988)                                                                               14 834 203
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $14,571,988): 86.6%                                                                        14 834 203
Other Assets less Liabilities: 13.4%                                                                2 303 421
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $     17 137 624
                                                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Asia Small Cap Fund

Schedule of Investments by Industry
at December 31, 2001 (Unaudited)

                                                                   % of
Industry                                                           Net Assets

------------------------------------------------------------------------------
Advertising Agencies                                                     3.12%
Agricultural Operations                                                   1.6
Automotive Equipment                                                      1.8
Banking                                                                   5.6
Cable TV                                                                  1.4
Circuit Boards                                                            2.2
Computer Equipment                                                        5.7
Computers                                                                10.5
Construction                                                              2.2
Consumer Related                                                          5.6
Cosmetics & Toiletries                                                    2.4
Electronics                                                              10.8
Finance                                                                   6.2
Food & Beverage                                                           2.3
Manufacturing                                                             3.8
Real Estate                                                               4.5
Retail                                                                    7.6
Technology                                                                1.6
Telecommunications                                                        2.4
Textile Products                                                          1.5
Wireless Equipment                                                        3.8
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES                                          86.6
Liabilities in excess of Other Assets                                    13.4
                                                                   ----------
NET ASSETS                                                              100.0%
                                                                   ----------

See accompanying Notes to Financial Statements.

---------------
16

Investec Funds                          China & Hong Kong Fund

1. Performance

                                  6 MONTHS           12 MONTHS
                               ---------------    ---------------
FUND                                   -13.27%            -23.45%

Benchmark Indices:
Hang Seng Index                        -12.58             -24.48
Hang Seng (Total Return)               -11.55             -22.43

The Fund ended the period in line with the benchmark although conditions following the terrorist attack in the United States made for volatile markets in the face of such uncertainty.

The Prime Lending Rate in Hong Kong fell from 9.5% to 5.125% by the end of the year. In spite of this sharp decline the stimulatory effect has been muted, as confidence remained fragile. Hong Kong's is an open economy with trade being one of the main drivers. Since US consumer demand is a major driver of Asian exports investor sentiment in has remained bearish. As a consequence of reduced consumer spending and investment Hong Kong is still weighed down by deflation, and unemployment of almost 6%. At the same time deposits with the banks have continued to grow in spite of the very low (0.125%) rate of interest. However, at the end of the year we did finally see signs that confidence was beginning to turn. Residential real estate affordability has improved substantially due to the combination of depressed prices, lower interest rates and intense competition amongst the mortgage lenders. In November and December we saw increased buying interest for newly built homes and this has carried on into the New Year.

The stock market had a difficult year with the defensive names turning in the better performance for much of it. The Chinese cellular companies were dragged down by uncertainty caused by fragmentary policy statements from government officials regarding both tariff structure and competition. Smaller companies had a better year than their larger counterparts. The smaller banks were lifted by the purchase of a small local bank, Dao Heng, by Singapore-based DBS Group at a significant premium to its market value. The smaller retail companies also managed good performances managing to maintain growth in a difficult environment. At the end of the year, real estate developers finally started to move amidst signs that buyers were coming back and signs grew that the external environment was stabilizing.

2. Portfolio Position

The portfolio was positioned to benefit from a turnaround in local confidence and a revival in domestic economic activity. Therefore, the portfolio was overweight in domestic banks, which initially were beneficiaries of falling interest rates and, by virtue of their size, are more leveraged into domestic recovery. The Fund also had an overweight exposure to the residential real estate sector and to the small to medium sized retailers.

The Fund also increased the number of stocks that have exposure to the Mainland Chinese economy that remained robust through the year in spite of the inevitable slow down in exports.

3. Transactions

The activity in the banking sector largely centered on Dao Heng Bank. This was the second largest relative position in the portfolio and following the takeover it stood at over 7% of the portfolio. The position was reduced and an addition was made to Wing Hang Bank and a new stock, Hong Kong Exchange was included. Exposure to the real estate sector was increased through the year with additions of Henderson Land Development and New World Development. The China component was increased with additions of Shanghai Industrial, China Southern Airlines and China Travel.

4. Outlook and Strategy

The fundamental outlook for Hong Kong has not changed over the past four quarters. The external environment will continue to drag on Hong Kong, both in terms of the trade throughput and in terms of portfolio flows and investor

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

sentiment. However, Hong Kong's domestic economy remains as it has for some time -- liquid, not overly leveraged with depressed asset prices. When local sentiment changes we would expect to see a sharp recovery as spending power is released.

China has also taken a big step when it joined the World Trade Organization
(WTO) at the end of the year. The importance of this cannot be over-stated. There is heightened awareness in China of what this will mean with innumerable books published and discussions in the press. China's reform programme, which has continued unabated for 15 years, is now coming to a more complicated stage. The requirement to meet the obligations set out in the WTO agreement will be one of the weapons reformers will use to combat vested interests. WTO means not only opportunity for foreign businesses with access to China but also means that the reform programme will become more firmly anchored.

Stabilization in the external environment will be key in bringing about a recovery in Hong Kong, given the importance of trade to the local economy. A revival in trade will also be important for China's short-term growth, which is currently being boosted by fiscal stimulus measures. Opportunities abound in the Hong Kong/China universe as the world's greatest emerging market continues its transformation into a market economy. Hong Kong is still in a prime position to benefit from this process. The portfolio will continue to hold a mix of domestic Hong Kong companies and will seek to increase exposure to the dynamic changes taking place in China.

EDMUND HARRISS
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAT THEIR ORIGINAL COST. THE FUND'S FIVE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (JUNE 30,
1994) THROUGH DECEMBER 31, 2001 WERE -4.38% AND 2.38%, RESPECTIVELY.

THE HANG SENG INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 33 LARGEST COMPANIES IN THE HONG KONG MARKET. THIS INDEX IS NOT AVAILABLE FOR INVESTMENT AND DOES NOT INCUR EXPENSES.

---------------
18

Investec Funds                          China & Hong Kong Fund

Fund Highlights

at December 31, 2001

Fund Managers: Edmund Harriss; Adrian Fu

      # of Holdings in Portfolio:                                26
      Portfolio Turnover:                                        31.5%
      % of Stocks in Top 10:                                     64.7%

Top 10 Holdings (% of net assets)
      Hutchison Whampoa                                           9.1%
      China Mobile (Hong Kong) Ltd.                               8.8%
      HSBC Holdings Plc                                           8.6%
      Sun Hung Kai Properties Ltd.                                7.7%
      Cheung Kong                                                 7.0%
      Hang Seng Bank Ltd.                                         5.8%
      Henderson Land Development Co. Ltd.                         4.9%
      Dah Sing Financial Holdings                                 4.6%
      Wing Hang Bank Ltd.                                         4.3%
      China Unicom Ltd.                                           3.9%

Top 5 Sectors (% of net assets)
      Real Estate                                                21.1%
      Commercial Banks                                           14.7%
      Holding Companies                                           9.1%
      Telecommunications                                          8.9%
      Foreign Banks                                               8.6%

Top Country (% of net assets)
      Hong Kong                                                  95.8%
      China                                                       1.6%

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Comparison of change in value of $10,000 investment in the Investec China & Hong Kong Fund and Hang Seng Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          CHINA & HONG KONG FUND  HANG SENG INDEX
6/30/94*                 $10,000          $10,000
9/30/94                  $10,616          $10,871
12/30/94                  $9,226           $9,352
3/31/95                   $9,274           $9,805
6/30/95                  $10,040          $10,512
9/30/95                  $10,680          $11,014
12/31/95                 $11,112          $11,501
3/31/96                  $12,066          $12,510
6/30/96                  $12,254          $12,582
9/30/96                  $13,054          $13,589
12/31/96                 $14,933          $15,358
3/31/97                  $13,828          $14,311
6/30/97                  $17,080          $17,351
9/30/97                  $16,595          $17,182
12/31/97                 $11,896          $12,243
3/31/98                  $11,803          $13,151
6/30/98                   $8,634           $9,754
9/30/98                   $7,990           $8,987
12/31/98                 $10,079          $11,455
3/31/99                  $10,603          $12,493
6/30/99                  $13,111          $15,450
9/30/99                  $12,680          $14,538
12/31/99                 $16,759          $19,366
3/31/00                  $17,510          $19,831
6/30/00                  $16,417          $18,385
9/30/00                  $16,038          $17,804
12/31/00                 $15,591          $17,168
3/31/01                  $13,294          $14,514
6/30/01                  $13,759          $14,833
9/30/01                  $10,235          $11,318
12/31/01                 $11,934          $12,967

Average Annual Total Return
Periods ended December 31, 2001

One Year
-23.45%
Since Inception
2.38%
Five Years
-4.38%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

---------------
20

Investec Funds                          China & Hong Kong Fund

Schedule of Investments by Industry
at December 31, 2001

Shares                      Common Stocks: 97.4%                                             Value
--------------------------------------------------------------------------------------------------------------

                            AIRLINES: 1.6%
    4 258 000               China Southern Airlines Co., Ltd.*                               $      1 228 702
                                                                                             ----------------

                            CLOTHING STORES: 4.7%
    2 177 071               Esprit Holdings Ltd.                                                    2 457 049
    2 678 000               Giordano International Ltd.                                             1 184 918
                                                                                             ----------------
                                                                                                    3 641 967
                                                                                             ----------------

                            COMMERCIAL BANKS: 14.7%
      746 250               Dah Sing Financial Holdings                                             3 531 582
      404 000               Hang Seng Bank Ltd.                                                     4 442 977
    1 040 000               Wing Hang Bank Ltd.                                                     3 334 509
                                                                                             ----------------
                                                                                                   11 309 068
                                                                                             ----------------

                            COMMUNICATION SERVICES: 4.0%
    2 754 000               China Unicom Ltd.*                                                      3 037 532
                                                                                             ----------------

                            COMPUTERS: 1.2%
    1 874 000               Legend Holdings Ltd.                                                      955 356
                                                                                             ----------------

                            ELECTRIC: 2.4%
      500 000               Hong Kong Electic Holdings                                              1 859 630
                                                                                             ----------------

                            ELECTRICAL INDUSTRIAL APPARATUS: 3.3%
    2 424 000               Johnson Electric Holdings                                               2 549 206
                                                                                             ----------------

                            FINANCIAL SERVICES: 2.2%
    1 132 000               Hong Kong Exchanges and Clearing Ltd.                                   1 720 376
                                                                                             ----------------

                            FOREIGN BANKS: 8.6%
      564 110               HSBC Holdings Plc                                                       6 601 691
                                                                                             ----------------

                            GAS PRODUCTION & DISTRIBUTION: 1.1%
      713 024               Hong Kong & China Gas                                                     873 305
                                                                                             ----------------

                            HOLDING COMPANIES - DIVERSIFIED: 1.6%
      650 000               Shanghai Industrial Holdings Ltd.                                       1 192 087
                                                                                             ----------------

                                                                 ---------------

Investec Funds                          China & Hong Kong Fund

Schedule of Investments by Industry
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 97.4%                                             Value
--------------------------------------------------------------------------------------------------------------
                            HOLDING COMPANIES: 9.1%
      723 000               Hutchison Whampoa                                                $      6 977 556
                                                                                             ----------------

                            INTERNET SERVICES: 3.1%
    8 513 440               Pacific Century CyberWorks Ltd.*                                        2 347 481
                                                                                             ----------------

                            OIL & GAS: 1.0%
      817 000               CNOOC Ltd.                                                                770 137
                                                                                             ----------------

                            RADIO & TV BROADCASTING: 1.6%
      283 000               Television Broadcasts Ltd.                                              1 226 766
                                                                                             ----------------

                            REAL ESTATE: 21.1%
      520 000               Cheung Kong                                                             5 401 905
      831 000               Henderson Land Development Co. Ltd.                                     3 751 477
    1 100 000               New World Development Co.                                                 959 313
      739 000               Sun Hung Kai Properties Ltd.                                            5 970 951
                                                                                             ----------------
                                                                                                   16 083 646
                                                                                             ----------------

                            REAL ESTATE OPERATORS & LESSORS: 3.4%
    1 079 000               Wharf Holdings Ltd.                                                     2 636 179
                                                                                             ----------------

                            TELECOMMUNICATIONS: 8.9%
    1 938 000               China Mobile (Hong Kong) Ltd.*                                          6 822 675
                                                                                             ----------------

                            TRAVEL SERVICES: 1.5%
    5 700 000               China Travel International Inv HK                                       1 176 953
                                                                                             ----------------

                            WHOLESALE: 2.3%
    1 582 000               Li & Fung Ltd.                                                          1 775 305
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $76,807,048)                                                                               74 785 618
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $76,807,048): 97.4%                                                                        74 785 618
Other Assets less Liabilities: 2.6%                                                                 1 974 339
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $     76 759 957
                                                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
22

Investec Funds                          internet.com-TM- Index Fund

Backdrop

In a tough year for Internet industry companies, the internet.com-TM- Index (ISDEX) was down about 32 percent over the first 6 months and ended the year down 50 percent. This performance came despite the downward trend in interest rates throughout the year as the FOMC aggressively reduced the Federal funding rate to banks from 6.50 percent to 1.75 percent, in a bid to kickstart the economy. Whereas larger technology companies like Cisco had outperformed their smaller counterparts on a relative basis during the previous year, even these larger companies began to report that they were facing substantially weaker demand. This soured sentiment toward technology stocks, and even more so towards Internet companies.

Though the new year began with strong rallies in the share prices of many of the ISDEX constituents, technology bellwether Cisco Systems reported disappointing earnings in early February. The company, which had met or exceeded expectations quarter after quarter for over six years, echoed a common theme by indicating that it expected a tough trading environment at least through the end of the third quarter.

In contrast, a report released at the beginning of March by a British telecommunications research consultancy suggested that the global market for Internet Protocol carrier services was expected to rise to twenty times its size over the coming five years. This was despite price drops of as much as 70 percent in some cases during the 2000 calendar year. This was expected to bode well for companies across the Internet industry, including carriers such as Asia Global Crossing, infrastructure developers such as Cisco and Juniper Networks, and platform developers such as Openwave Systems. Asia Global Crossing announced a narrower than expected loss. The relatively good performance came from stronger sales of capacity, and a better ability to get existing customers to migrate their Pacific rim capacity commitments increasingly to Asia Global Crossing. However, late in the year Asia Global Crossing came under pressure as its parent -- Global Crossing -- was expected to default on debt covenants and possibly file for bankruptcy.

Early in the year, the weaker economy brought about a weaker advertising market and this adversely affected a number of index constituents. Yahoo!, DoubleClick and the America Online division of AOL Time Warner saw their earnings growth negatively affected as a result. As a mark of the impact, Yahoo! revised its earnings outlook and said it expected to only break even in 2001 from being strongly profitable. Moreover, Tim Koogle stepped down as chief executive in favor of Terry Semel, but remained with the company as vice-chairman.

Shares in AOL Time Warner managed to hold up fairly well in the wake of the Yahoo! profit warning. AOL Time Warner had been borne out of the eventual merger of AOL and media giant, Time Warner in January. The company released a statement in which it claimed that some Internet media companies were reasonably insulated to a downturn in advertising spending. Co-chief operating officer, Bob Pittman said that AOL Time Warner had a diversified revenue base which would enable it to weather the storm, and that it had struck up strategic marketing pacts to give its products greater distribution reach.

In mid-June and weeks after announcing a deal to bundle AOL Internet software with the latest operating system from Microsoft, Microsoft announced the failure of talks. Microsoft alleged that resolution could not be achieved on a number of points including AOL making its popular instant messaging service compatible with Microsoft's. AOL on the other hand, said that the sticking point was digital media, and that Microsoft's proposals would effectively undermine RealNetworks, an AOL partner and fellow ISDEX constituent. AOL software had been bundled on previous iterations of Microsoft's Windows operating system, however, that distribution arrangement expired in January this year. The two companies had tried to hammer out a fresh agreement in time for AOL software to be incorporated into the XP operating system, which was released in October. Microsoft also suggested that there was no agreement reached on a legal release for the duration of the contract, a point which some commentators believed was a move to prevent Netscape -- now a subsidiary of AOL -- from continuing to side with the US government in the anti-trust case against Microsoft.

As the outlook for technology companies wilted with a slowing economy, many people had expected companies like Excite@Home to come under pressure. In contrast, fresh data showed that the deployment rate during the first quarter of the year had not been impacted either by seasonality nor by a weaker economic environment. Demand had remained bouyant for Internet services as distribution efforts had paid off. However, this was not enough to save Excite@Home as the company teetered closer to bankruptcy at the end of September. It was eventually removed from the index and its assets ultimately sold off after it filed for bankruptcy protection.

                                                                 ---------------

Investec Funds                          internet.com-TM- Index Fund

During the first half of the year and in the midst of concern about earnings at Yahoo! and other large Internet companies, eBay released results which showed the passage of yet another strong quarter, reflecting a rise in earnings of 15 percent from the previous quarter. Some analysts even suggested that the economic slowdown may have aided the company as consumers sought to source goods and services more cheaply through eBay's auction systems.

Early August is often eagerly awaited as Cisco's quarterly report is released. Earnings were in line with the market consensus. The company also expressed the view that it expected trading conditions to remain tough probably through the end of the calendar year. Cisco's chief executive was particularly pleased to declare that Cisco had gained a few percentage points of market share from fellow index constituent, Juniper Networks, which it regards as its most important competitor. Against other competitors such as Lucent Technologies and Nortel Networks, the gains were "pretty dramatic" as he put it. Business in the United States was showing signs of preparing to improve, while he remained cautious on Asia and Europe. Those statements were prior to the terror attacks of September in the United States, and since then few businesses were prepared to make macro forecasts for the global economy while military action continued.

Confidence was dealt a blow on Tuesday 11 September 2001, when a serious of attacks on prominent US landmarks brought normal life to an abrupt halt. When businesses and investors started transacting in earnest almost a week later, the decline in economic activity that had been witnessed through the summer picked up speed, and there were dramatic drops in equity indices across the United States and the rest of the world.

Security and data integrity became a key priority following the September events and many of the Internet security companies in the ISDEX saw renewed investor interest as a result. VeriSign had received some welcome certainty in mid-May as the US Department of Commerce approved an agreement between the Internet Corporation for Assigned Names and Numbers (ICANN), and the company, for VeriSign to continue maintaining the profitable dot-com domain registry. The approval had ended a month of a closely watched process. Some analysts viewed the outcome as positive, as it cleared up uncertainty about the domain registration portion of the business, and allowed resources to be dedicated on growing the e-security portion of the company. After the September attacks, this extra breathing room was an unexpected benefit.

Price competition, a slowing economy and internal inertia all contributed to a dismal third quarter for data storage company, EMC. The company posted a wider-than-expected loss and announced intent to cut 4 000 more jobs. It also said that it would make the costs associated with its expensive data storage system, a top priority. In the past, the company had said that it was not really perturbed that its system was more expensive than competitor systems because it was superior to what else was on offer in the market. However, in a cautious spending environment and increased commoditization, the cost-benefit equation for purchasing managers had become more skewed to cost sensitivity, and this prompted the company to pay more attention to cost-cutting measures. EMC also planned to shore up its position in the market when it introduced software enhancements during the third quarter. The software was carefully crafted to run most efficiently on EMC hardware, so that customers had less incentive to buy cheaper hardware elsewhere and run EMC software on competitor hardware.

Web hosting company Exodus Communications ran data centers that are popularly referred to as server farms. These farms are essentially massive warehouses housing rows upon rows of computer servers in cages, with the data of many of the web's best known and best loved sites running in these servers. Internet companies host their pages in these farms because they then effectively outsource responsibility for network connectivity, power and floorspace to companies like Exodus, while concentrating on data development and marketing themselves. In its hey-day Exodus hosted about 49 of the top 100 websites in its various facilities. Under difficult conditions for its customers, Exodus announced at the end of the June to September quarter that it had sought bankruptcy protection.

Trading in shares of Homestore.com was halted on 21 December 2001. The company had requested that NASDAQ suspend trading in the shares whilst an internal inquiry into accounting practices was launched. Shortly thereafter, the company warned that it would be restating certain financial reports. The shares remained suspended through the end of the calendar year.

---------------
24

Investec Funds                          internet.com-TM- Index Fund

Portfolio Positioning

We employed the full replication method in tracking the internet.com-TM- Index (ISDEX) for the period under review. As a result, all 50 constituent stocks were bought in their respective index weightings. From time to time, certain stocks were over or under weighted as smaller cashflows were invested. We ended the year with a tracking error of 2.53 percent, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund since inception.

The ISDEX is reviewed quarterly by the steering committee to ensure that the list comprises the most comprehensive representation of the Internet industry. In so doing, there were several changes made throughout the period. The following stocks were deleted during the period:

At the DECEMBER 2000 rebalance
Deletions: 24/7 Media, Aether Systems, Allaire, Ariba, eToys, marchFIRST, priceline.com, PSINet, SportsLine.com, StarMedia Network, and WebMD
Additions: ART Technology Group, Asia Global Crossing, CacheFlow, Hotel Reservations Network, Multex.com, Palm, Razorfish, Red Hat, Sapient, Commerce One, and Research in Motion

At the MARCH 2001 rebalance
Deletions: CacheFlow, Razorfish, and VerticalNet
Additions: Ariba, Netegrity, and Ulticom. (Ariba made a reappearance after earlier concerns about its continued viability seemed to subside).

At the JUNE 2001 rebalance
Deletions: Scient
Additions: Sun Microsystems

At the SEPTEMBER 2001 rebalance
Deletions: ART Technology Group, Multex.com, Exodus Communications, Excite@Home, CMGI, and Portal Software
Additions: Accenture, BEA Systems, Ciena, EMC, Intuit, and Symantec

Outlook and Strategy

Sentiment towards most of the companies in the Internet.com-TM- Index Fund has become extremely negative during the past year. The weakness in the US economy and its effect on the global economy coupled with the collapse of the Nasdaq and the resultant reversal of the technology boom has led to an abrupt slowdown across the global economy. The Internet sector has been hit the hardest. This has resulted in excess capacity and rising levels of inventory. Many observers only believe that an economic recovery will pick up steam in the second half of 2002. Given this combination of circumstances and the investor disfavor with investment in Internet companies, it has been proposed that the assets of the Fund be merged with those of the Wired-Registered Trademark- Index Fund.

DOUG BLATCH
Cape Town

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (JULY 30, 1999) THROUGH DECEMBER 31, 2001 WERE -51.64% AND -33.96%, RESPECTIVELY.

internet.com IS A TRADEMARK, "ISDEX" IS A REGISTERED TRADEMARK, AND ISDEX AND internet.com ARE SERVICE MARKS OF INT MEDIA, FORMERLY internet.com CORPORATION, (NASDAQ: INTM), AND ARE USED SOLELY WITH THE EXPRESS PERMISSION OF internet.com. internet.com MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM, THE PERFORMANCE OF OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING THE ISDEX INDEX OR THE TRADEMARKS OR SERVICE MARKS DESCRIBED ABOVE. UNDER THE LICENSE AGREEMENT, internet.com IS PARTIALLY COMPENSATED FOR ITS LICENSE TO INVESTEC ASSET MANAGEMENT AND THE FUND OF THE SERVICE MARK AND TRADEMARKS DESCRIBED ABOVE BASED ON THE TOTAL ASSETS INVESTED IN THE FUND.

                                                                 ---------------

Investec Funds                          internet.com-TM- Index Fund

Fund Highlights

at December 31, 2001

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                                50
      Portfolio Turnover:                                       119.9%
      % of Stocks in Top 10:                                     39.3%

Top 10 Holdings (% of net assets)
      Accenture Ltd.                                              4.6%
      Broadcom Corp.                                              4.4%
      Yahoo!, Inc.                                                4.3%
      Juniper Networks, Inc.                                      4.2%
      Symantec Corp.                                              4.2%
      Check Point Software Technology                             3.9%
      Amazon.com, Inc.                                            3.6%
      BEA Systems, Inc.                                           3.5%
      Terra Networks S.A., ADR                                    3.3%
      E*trade Group, Inc.                                         3.3%

Top 5 Sectors (% of net assets)
      Internet Software                                          20.8%
      Internet Enablers                                          17.1%
      E-Tailers & E-Commerce                                     16.3%
      Internet Content                                           12.4%
      Internet Security                                          12.3%

Top Countries (% of net assets)
      United States                                              84.9%
      Bermuda                                                     5.2%
      Israel                                                      3.9%
      Spain                                                       3.3%
      Canada                                                      1.7%

---------------
26

Investec Funds                          internet.com-TM- Index Fund

Comparison of change in value of $10,000 investment in the Investec internet.com-TM- Index Fund and the internet.com-TM- Stock Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INTERNET.COM-TM- INDEX FUND  INTERNET INDEX-TM-
7/30/99*                      $10,000             $10,000
9/30/99                       $11,256             $11,541
12/31/99                      $18,208             $18,833
3/31/00                       $20,273             $21,020
6/30/00                       $15,705             $16,294
9/30/00                       $15,817             $16,493
12/31/00                       $7,560              $7,913
3/31/01                        $4,202              $4,503
6/30/01                        $5,004              $5,381
9/30/01                        $2,308              $2,484
12/31/01                       $3,656              $3,959

Average Annual Total Return
Periods ended December 31, 2001

One Year
-51.64%
Since Inception
-33.96%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

Investec Funds                          internet.com-TM- Index Fund

Schedule of Investments in Securities
at December 31, 2001

Shares                      Common Stocks: 99.5%                                             Value
--------------------------------------------------------------------------------------------------------------

                            CONSULTING SERVICES: 5.7%
        8 820               Accenture Ltd.                                                   $        237 434
        5 800               Sapient Corp.*                                                             44 776
        2 240               Wireless Facilities, Inc.*                                                 15 075
                                                                                             ----------------
                                                                                                      297 285
                                                                                             ----------------

                            E-TAILERS & E-COMMERCE: 16.3%
       17 350               Amazon.com, Inc.*                                                         187 727
        8 770               Ameritrade Holding Corp. - Class A*                                        51 918
       10 640               Commerce One, Inc.*                                                        37 985
       16 950               E*trade Group, Inc.*                                                      173 738
        2 480               eBay, Inc.*                                                               165 912
        2 670               Hotel Reservations Network, Inc.                                          122 820
        6 570               Ticketmaster Online - CitySearch, Inc.*                                   107 682
                                                                                             ----------------
                                                                                                      847 782
                                                                                             ----------------

                            INTERNET CONTENT: 12.4%
        6 500               CNET, Inc.*                                                                58 305
        6 330               Doubleclick, Inc.*                                                         71 782
        5 690               HomeStore.com, Inc.*                                                       20 484
       19 450               i2 Technologies, Inc.*                                                    153 655
       14 340               InfoSpace, Inc.*                                                           29 397
        6 080               Inktomi Corp.*                                                             40 797
        2 760               S1 Corp.*                                                                  44 657
       12 780               Yahoo!, Inc.*                                                             226 717
                                                                                             ----------------
                                                                                                      645 794
                                                                                             ----------------

                            INTERNET ENABLERS: 17.1%
       12 040               Ariba, Inc.*                                                               74 166
       11 720               BEA Systems, Inc.*                                                        180 488
        5 560               Broadcom Corp.*                                                           227 237
        9 210               Cisco Systems, Inc.*                                                      166 793
       11 640               Juniper Networks, Inc.*                                                   220 578
        2 930               net2Phone, Inc.*                                                           19 778
                                                                                             ----------------
                                                                                                      889 040
                                                                                             ----------------

                            INTERNET SEARCH/PORTALS: 5.1%
        2 490               Overture Services, Inc.                                                    88 221
       22 120               Terra Networks S.A., ADR*                                                 174 084
                                                                                             ----------------
                                                                                                      262 305
                                                                                             ----------------

                            INTERNET SECURITY: 12.3%
        5 140               Check Point Software Technology*                                          205 035
        2 240               Internet Security Systems, Inc.*                                           71 814

---------------
28

Investec Funds                          internet.com-TM- Index Fund

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 99.5%                                             Value
--------------------------------------------------------------------------------------------------------------
                            INTERNET SECURITY - CONTINUED
        7 620               RealNetworks, Inc.*                                              $         45 263
        3 270               Symantec Corp.*                                                           216 899
        2 680               VeriSign, Inc.*                                                           101 947
                                                                                             ----------------
                                                                                                      640 958
                                                                                             ----------------

                            INTERNET SERVICES: 3.1%
       27 340               Asia Global Crossing Ltd.                                                  32 535
        9 500               EMC Corp.*                                                                127 680
                                                                                             ----------------
                                                                                                      160 215
                                                                                             ----------------

                            INTERNET SOFTWARE: 20.8%
        3 420               AOL Time Warner, Inc.*                                                    109 782
       13 270               BroadVision, Inc.*                                                         36 360
        6 110               EarthLink, Inc.*                                                           74 359
        3 160               Intuit, Inc.*                                                             135 122
        4 970               Liberate Technologies, Inc.*                                               57 056
        1 470               Netegrity, Inc.                                                            28 459
        7 980               Openwave Systems, Inc.*                                                    78 124
        7 930               Red Hat, Inc.                                                              56 303
        2 650               RSA Security, Inc.*                                                        46 269
       13 570               Sun Microsystems, Inc.*                                                   166 911
       12 650               Sycamore Networks, Inc.*                                                   67 804
        9 210               TIBCO Software, Inc.*                                                     137 505
        2 000               Ulticom, Inc.                                                              20 120
       11 830               Vignette Corp.*                                                            63 527
                                                                                             ----------------
                                                                                                    1 077 701
                                                                                             ----------------

                            TELECOMMUNICATIONS: 3.0%
       10 980               CIENA Corp.*                                                              157 124
                                                                                             ----------------

                            WIRELESS COMMUNICATION EQUIPMENT: 3.7%
       26 450               Palm, Inc.*                                                               102 626
        3 640               Research In Motion Ltd.*                                                   86 341
                                                                                             ----------------
                                                                                                      188 967
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $6,360,862)                                                                                 5 167 171
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,360,862): 99.5%                                                                          5 167 171
Other Assets less Liabilities: 0.5%                                                                    28 404
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $      5 195 575
                                                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Mainland China Fund

1. Performance

                                  6 MONTHS           12 MONTHS
                               ---------------    ---------------
FUND                                   -23.96%            -16.16%

Benchmark Indices:
MSCI China Free Index                  -26.68%            -26.04%
Hang Seng China Affiliated
Corps Index (Red Chips)                -26.99%            -16.89%
Hang Seng China Enterprises
Index (H Shares)                       -23.92%              8.23%
Shanghai "B" Share Index               -21.08%             91.55%
Shenzhen "B" Share Index               -28.07%             92.96%

In 2001 the Mainland Chinese economy maintained its strong economic growth rate in spite of the global slow down. The domestic economy has continued to expand supported by the government's fiscal stimulus. As a result we have seen retail sales grow and deflation has given way to modest inflation. Exports, which account for around 20% of the economy by some estimates, have slowed as demand from the US has decreased making aggregate economic performance even more impressive. The reform program in China continues embracing all areas of the economy from heavy industry to banking and finance, telecommunications to stock markets as well as fraud and corruption by state officials. China's commitment to this process remains undimmed. At the end of the year China finally achieved entry to the World Trade Organization (WTO) after 15 years of negotiations.

The stock markets have also had a varied year. The Shanghai and Shenzhen B share markets benefited from a change forming part of the reform program, which allowed Mainland Chinese investors access to the B share markets from which they had hitherto been excluded. All at once the valuation gap between the B share and the purely domestic A share markets closed up leading to the surge in performance. It is important to emphasize that this was a one-off technical move. The quality and character of the highly speculative B share markets remains unchanged. The H shares also performed well around that time investors looked again at the relative valuations. In the second half of the year the Chinese indices performed broadly in line with each other as the telecom sector was dragged down by policy uncertainty and oil stocks suffered as the oil price fell back.

2. Changes to Portfolio

During the year the position in H shares was increased at the expense of Red Chips and China plays (the former being Chinese companies listed in Hong Kong having a significant state interest, the latter being companies with no state interest but a proportion of whose earnings are Mainland China related). This was due to the relatively cheap valuation of the H share sector and was effected by increasing oil and energy exposure. The reduction of the Red Chips entailed the reduction of cellular telecom and conglomerate exposure.

3. Transactions

Within the oil/petrochemical sector, we purchased CNOOC due to higher than expected crude oil prices and strong potential production growth. We also purchased Sinopec Zhenhai Refining as we expect a turnaround in refining margins. In the mining sector, we purchased Yanzhou Coal as seaborne coal prices have rebounded and there is strong domestic demand from power plants and steel mills. Within the energy sector, we have purchased Beijing Datang Power as a result of strong power demand growth and long-term growth prospects from acquisitions. Denway Motors was reduced after a strong rally. The proceeds were re-invested in the sector by adding Brilliance China and Qingling Motors. However, we have continued to reduce stocks that have external exposure, including COSCO Pacific and China Merchant as exports have slowed faster than expected. We sold Cheung Kong and Hutchison to fund the increase in "H" shares and Red

---------------
30

Investec Funds                          Mainland China Fund

Chips. In the second half of the year exposure to China growing consumer sector was increased with the additions of Shanghai Industrial, China Travel, Fountain Set (a clothing manufacturer) and Chaoda Modern Agriculture (an organic food producer).

4. Outlook and Strategy

The coming year will see significant political and economic changes. On the political side, Jiang Zemin is due to step down as leader while Premier Zhu Rongji's term also comes to an end. In contrast to previous leadership changes this looks to be a smooth transition with replacements already groomed and accepted. While there will be some jockeying for position in the lower ranks we expect no changes to policy. The economic reform program remains unchanged and irreversible. Entry into the WTO has seen to that as China has sought to embed its market/industrial reform program in the obligations placed upon it as a condition of entry.

For most of the coming year the export side is expected to remain weak while the domestic economy will continue to be boosted by fiscal stimulus measures. Therefore, it is still the consumer and manufacturing sectors that appear to offer the best returns, particularly amongst the China plays where there is still good value. In the next few months the aim will be to de-emphasise the telecom and oil sectors in favour of the more buoyant sectors. If external conditions stabilise and overseas demand picks up then the exporters and trade related stocks would also begin to look more attractive.

ADRIAN FU
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (NOVEMBER 3, 1997) THROUGH DECEMBER 31, 2001 WAS -11.01%.

THE MSCI CHINA FREE INDEX REPRESENTS THE UNIVERSE OF OPPORTUNITIES FOR INVESTMENT IN THE CHINA EQUITIES MARKET AVAILABLE TO NON-DOMESTIC INVESTORS. THE HANG SENG CHINA AFFILIATED CORPS. INDEX (RED CHIPS) COMPRISES OF STOCKS LISTED ON THE HONG KONG STOCK EXCHANGE WHICH HAVE AT LEAST 35% OF THE SHAREHOLDERS HELD, DIRECTLY OR INDIRECTLY, BY STATE-OWNED ORGANIZATIONS OR PROVINCIAL OR MUNICIPAL ORGANIZATIONS IN CHINA. THE HANG SENG CHINA ENTERPRISES INDEX (H SHARES) COMPRISES OF STATE-OWNED CHINESE COMPANIES LISTED ON THE HONG KONG STOCK EXCHANGE. THE SHANGHAI "B" SHARE INDEX CONSISTS OF AL THE SHARES LISTED ON THE SHANGHAI STOCK EXCHANGE THAT ARE AVAILABLE FOR INVESTMENT BY FOREIGN INVESTORS. THE SHENZHEN "B" SHARE INDEX CONSISTS OF ALL THE SHARES LISTED ON THE SHENZHEN STOCK EXCHANGE THAT ARE AVAILABLE FOR INVESTMENT BY FOREIGN INVESTORS. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Fund Highlights

at December 31, 2001

Fund Managers: Robert Conlon; Adrian Fu

      # of Holdings in Portfolio:                               32
      Portfolio Turnover:                                       89.3%
      % of Stocks in Top 10:                                    51.9%

Top 10 Holdings (% of net assets)
      China Unicom Ltd.                                          8.7%
      China Mobile (Hong Kong) Ltd.                              8.6%
      PetroChina Co., Ltd.                                       5.0%
      Huaneng Power International, Inc.                          4.9%
      China International Marine Containers -- B                 4.5%
      CNOOC Ltd.                                                 4.3%
      Denway Motors Ltd.                                         4.3%
      Beijing Datang Power Generation Co. Ltd.                   4.0%
      China Petroleum & Chemical Corp.                           3.9%
      China Southern Air                                         3.6%

Top 5 Sectors (% of net assets)
      Communication Services                                     8.7%
      Telephone Communications                                   8.6%
      Auto Manufacturers                                         7.7%
      Transportation -- Marine                                   7.4%
      Communication Equipment                                    6.5%

Top Share Types (% of net assets)
      Red Chips                                                 41.6%
      H Shares                                                  41.3%
      N Shares                                                   4.6%
      Shenzhen B Shares                                          4.5%
      China Plays                                                4.3%
      Shanghai B Shares                                          4.1%

---------------
32

Investec Funds                          Mainland China Fund

Comparison of change in value of $10,000 investment in the Investec Mainland China Fund and the MSCI China Free Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MAINLAND CHINA FUND  M.S.C.I. CHINA FREE INDEX
11/03/97*              $10,000                    $10,000
12/31/97                $9,450                     $7,947
3/31/98                $10,267                     $7,806
6/30/98                 $7,230                     $5,055
9/30/98                 $6,728                     $4,289
12/31/98                $7,091                     $4,464
3/31/99                 $6,198                     $3,926
6/30/99                 $9,524                     $7,096
9/30/99                 $8,932                     $5,899
12/31/99                $9,373                     $4,907
3/31/00                 $9,823                     $3,908
6/30/00                 $9,063                     $4,850
9/30/00                 $8,360                     $3,996
12/31/00                $7,340                     $3,328
3/31/01                 $6,931                     $2,896
6/30/01                 $8,092                     $3,352
9/30/01                 $5,656                     $2,176
12/31/01                $6,154                     $2,455

Average Annual Total Return
Periods ended December 31, 2001

One Year
-16.16%
Since Inception
-11.01%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at December 31, 2001

Shares                      Common Stocks: 101.5%                                             Value
--------------------------------------------------------------------------------------------------------------

                            AIRLINES: 3.6%
      800 000               China Southern Air*                                               $       230 851
                                                                                              ---------------

                            AUTO MANUFACTURERS: 7.7%
      726 000               Brilliance China Automotive - N                                           133 147
      884 000               Denway Motors Ltd.                                                        274 930
      560 000               Qingling Motors Co. Ltd. - H                                               83 311
                                                                                              ---------------
                                                                                                      491 388
                                                                                              ---------------

                            BUILDING MATERIALS: 1.5%
      426 000               Anhui Conch Cement Co. Ltd.                                                93 972
                                                                                              ---------------

                            COMMUNICATION EQUIPMENT: 6.5%
      143 000               Eastern Communications Co., Ltd.                                          187 616
      614 000               Nanjing Panda Electronics Co., Ltd.*                                      228 362
                                                                                              ---------------
                                                                                                      415 978
                                                                                              ---------------

                            COMMUNICATION SERVICES: 8.7%
      505 000               China Unicom Ltd.*                                                        556 991
                                                                                              ---------------

                            COMPUTERS: 2.6%
      328 000               Legend Holdings Ltd.                                                      167 213
                                                                                              ---------------

                            CONGLOMERATE & DIVERSIFIED OPERATIONS: 6.4%
      298 000               China Merchants Hai Hong Holdings                                         191 093
      230 000               China Resources Enterprise Ltd.                                           215 332
                                                                                              ---------------
                                                                                                      406 425
                                                                                              ---------------

                            ELECTRIC: 4.9%
      521 000               Huaneng Power International, Inc.                                         314 047
                                                                                              ---------------

                            ENERGY SOURCES: 1.2%
      238 000               Yanzhou Coal Mining Co. Ltd.                                               75 546
                                                                                              ---------------

                            FINANCE: 2.5%
      212 000               China Everbright, Ltd.                                                    159 056
                                                                                              ---------------

---------------
34

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 101.5%                                             Value
--------------------------------------------------------------------------------------------------------------
                            HOLDING COMPANIES - DIVERSIFIED: 3.4%
      120 000               Shanghai Industrial Holdings Ltd.                                 $       220 078
                                                                                              ---------------

                            LEISURE TIME: 3.2%
    1 000 000               China Travel International Inv HK                                         206 483
                                                                                              ---------------

                            LIVESTOCK, EXCEPT DAIRY AND POULTRY: 1.9%
      420 000               Chaoda Modern Agriculture (Holdings), Inc.                                118 503
                                                                                              ---------------

                            MANUFACTURERS/MACHINERY: 4.5%
      158 000               China International Marine Containers - B                                 284 906
                                                                                              ---------------

                            OIL & GAS: 4.3%
      292 000               CNOOC Ltd.                                                                275 251
                                                                                              ---------------

                            OIL & GAS PRODUCERS: 5.0%
    1 804 000               PetroChina Co., Ltd.                                                      319 282
                                                                                              ---------------

                            OIL REFINING: 1.2%
      400 000               Sinopec Zhenhai Refining & Chemical Company Limited                        73 872
                                                                                              ---------------

                            PETROCHEMICALS: 4.8%
    1 816 000               China Petroleum & Chemical Corp.*                                         249 206
      634 000               Sinopec Shanghai Petrochemical                                             56 917
                                                                                              ---------------
                                                                                                      306 123
                                                                                              ---------------

                            REAL ESTATE: 3.1%
    1 000 000               China Resources Beijing Land                                              196 223
                                                                                              ---------------

                            STEEL PRODUCERS: 1.6%
      898 000               Angang New Steel Co. Ltd. - H                                             103 652
                                                                                              ---------------

                            TELECOMMUNICATIONS: 1.8%
        4 000               Utstarcom, Inc.                                                           115 360
                                                                                              ---------------

                            TELEPHONE COMMUNICATIONS: 8.6%
      157 000               China Mobile (Hong Kong) Ltd.*                                            552 714
                                                                                              ---------------

                                                                 ---------------

Investec Funds                          Mainland China Fund

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 101.5%                                             Value
--------------------------------------------------------------------------------------------------------------
                            TEXTILES: 1.1%
      450 000               Fountain SET Hldgs                                                $        73 295
                                                                                              ---------------

                            TRANSPORTATION - MARINE: 7.4%
    1 166 000               China National Aviation Co., Ltd.                                         191 411
    1 336 000               China Shipping Development Co. Ltd.*                                      212 465
      135 000               Cosco Pacific, Ltd.                                                        69 688
                                                                                              ---------------
                                                                                                      473 564
                                                                                              ---------------

                            UTILITIES - ELECTRICAL AND GAS: 4.0%
      798 000               Beijing Datang Power Generation Co. Ltd.                                  255 859
                                                                                              ---------------
TOTAL COMMON STOCKS
  (cost $7,917,214)                                                                                 6 486 632
                                                                                              ---------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $7,917,214): 101.5%                                                                         6 486 632
Liabilities in excess of Other Assets: (1.5)%                                                         (97 199)
                                                                                              ---------------
NET ASSETS: 100.0%                                                                            $     6 389 433
                                                                                              ---------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
36

Investec Funds                          Wired-Registered Trademark- Index Fund

Backdrop

Calendar year 2001 was one of the most volatile and dramatic years ever for investors. The decline in equity markets that began in March 2000 continued unabated into 2001as the severity of the weakness in the US economy became evident. Accordingly, the Federal Open Market Committee (FOMC) began to cut interest rates from the outset as the fallout from the technology sector bubble gave rise to a broad based credit crunch.

The year has been characterised by a number of leading companies issuing previously unheard of profit warnings on a regular basis. The extent of the slowdown was extremely pronounced and rapid resulting in companies across the globe being unable to anticipate the changes. Companies were then forced to aggressively reduce costs primarily through large-scale workforce layoffs. With deteriorating revenues, inventories rose and capacity utilisation deteriorated.

However, the most severe shock to global financial markets and indeed the global economy and psyche was undoubtedly the tragic events brought about by the terrorist attacks against the US on September 11. This external shock rapidly accelerated the US economy's decline into recession. The events of September gave rise to a massive synchronised policy of both monetary and fiscal stimulus as the Federal Reserve (in line with major central banks across the globe) aggressively cut rates and the Federal Government earmarked funds for the rebuilding of damaged US cities, protection of airlines etc. All in all the US fed cut rates 11 times to bring the key interest rate from 6.5% at the beginning of the year to 1.75% at year end.

In retaliation for the attacks on US soil, the US with the approval of NATO launched large-scale attacks against the Taliban ruled Afghanistan. Towards the end of the year, the Wired Index-TM- recovered from its September lows as the market began discounting first a stabilisation and secondly a recovery in the US economy in 2002, positive news as to the progress of the war in Afghanistan, the likely affects of the monetary and fiscal stimulus packages and general comments by individual companies as to the state of their businesses.

Within the Wired Index-TM- and the Fund were large daily percentage swings, reflecting the market volatility. Among the index companies in the news:

    In mid-January, America Online and Time Warner finally merged after receiving approval from both US and European Union anti-trust commissions. The merger closed more than a year after it was first announced.

    During May, Sony and Ericsson announced the formation of a joint venture that will see the 2 companies combining their mobile phone initiatives. The joint venture will result in co-branded phones as well as retaining the individual Sony and Ericsson brands. Ericsson has come under increasing pressure to either exit the handset business or partner with a large Asian concern. Sony is seen as an ideal partner in bringing its renowned consumer orientated thinking to Ericsson's ailing business.

    Flextronics, the global contract manufacturer and Motorola, the telecommunications equipment giant announced that they had re jigged most of the high profile US$30 billion 5-year deal signed last year. The slowdown in demand for mobile phones has led both companies to "mutually unwind" the contract and in so doing removing the volume incentives and the 5-year time frame originally negotiated. However, the company continued to win key outsourcing contracts from Microsoft, HP, Xerox and Ericsson during the year.

    International life sciences giant Aventis announced that it had sold its agrochemicals business called CropSciences to Bayer AG. Furthermore, the company announced that it had also sold its animal nutrition unit. The focusing of global life sciences companies on pharmaceuticals has been a growing trend of late.

    During August AIG closed its $23 billion acquisition of American General -- the world's largest ever-insurance purchase. The deal makes AIG the largest annuity seller in the US retirement savings market. Later in the year AIG raised its estimates for losses stemming from the September 11 attacks from $500 million to $820 million. The total cost to the international insurance industry has increased from initial estimates of $10-15 billion to the latest estimates of $30 billion plus.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

    After a protracted legal battle the US Justice Department and 9 individual US states announced that they had settled with Microsoft in its high profile anti-trust case. However, a number of other US states continue to have outstanding claims against the company. Additionally, a number of civil claims as well as a European Union investigation remain outstanding and are not expected to be resolved quickly.

    WPP group tried to invoke the so-called "material adverse condition" (MAC) in appealing to the UK Takeover Panel to reverse its bid for media buyer Tempus. The company had been in a prolonged battle with rival Havas to acquire Tempus. However, post the events of September 11, WPP claimed that the circumstances had changed, that the advertising industry was directly affected and its weakness was not simply depressed as a result of the already bleak economy. However, this appeal was overturned.

    Enron, the US energy trading concern, saw its share price collapse in spectacular fashion from October onwards. The share fell as concerns mounted about the quality of earnings post the third quarter earnings report. After the CEO had surprisingly resigned in August a number of new issues surfaced which sent investors rushing for the exit. The company's former CFO had initiated related party transactions with unlisted partnerships which prompted a full-scale SEC enquiry after large losses were uncovered; Moody's (the rating agency) downgraded the investment grade of the company's unsecured debt to just above junk and amid concerns of a credit crunch many participants in the commodities market looked for an alternative counter party to Enron. Knocking investor's confidence further was the reluctance of company management to comment on these issues. Despite Enron securing $1 billion in secured debt early in November, investors and counter parties continued to flee the company. After Moody's cut its credit again, smaller Houston rival Dynegy announced that it would acquire Enron. However, Dynegy pulled out of the merger 2 weeks later after material debt repayments started emerging for the first time. This and the fact that another rating agency downgraded Enron's debt to below investment grade, precipitated an 85% decline in Enron's share price and in early December the company filed for Chapter 11 bankruptcy protection -- the largest ever in US corporate history. The company has subsequently been removed from the Index.

    Intel's engineers made a breakthrough in transistor innovation towards year-end. The company is claiming that the new technology solves two of the biggest problems encountered in the production of microprocessors as more and more transistors are placed on each chip -- namely power consumption and heat. Another vital component has been the development of a new undisclosed material that replaces silicon dioxide on the wafer. The real significance of the development according to some analysts is the fact that the technology can actually be employed in its manufacturing process which the company hopes to achieve by 2005.

Portfolio Positioning

We employed the full replication method in tracking the Wired Index-TM-, and as a result, we invested in all 40 constituent stocks in the respective index weightings. From time to time, certain stocks were over or under weighted as smaller cash flows were invested.

The Fund's tracking error, as measured by the annualized standard deviation of the monthly differences between the total index return and the Fund return since inception, ended December 31 at 1.52%.

On April 29, 2001, the Wired Index-TM- constituents were changed. Millennium Pharmaceuticals, eBay and WPP Group were added whilst WorldCom, Lucent Technologies and Globalstar Telecommunication were removed. The Steering Committee also agreed that the Wired Index should be rebalanced at the same time and in future would no longer take place at December 31. Accordingly, the Fund reflected these changes on April 29,2001.

On December 3, 2001, The AES Corporation replaced Enron Corporation in the Wired Index-TM-.

Outlook

With the rally in the Wired-Registered Trademark- Index Fund towards the end of the year, valuations are beginning to look extended. The market is keenly awaiting the corporate earnings reports relating to the final quarter of 2001, which are due in early

---------------
38

Investec Funds                          Wired-Registered Trademark- Index Fund

2002. Any news necessitating the downgrading of analysts' estimates for 2002 will immediately lead to a retracement of the Fund. Current valuations are discounting a recovery in the US economy in 2002. Accordingly, any further setbacks to this anticipated recovery or external shocks would lead to further declines.

However, throughout 2001 companies have relentlessly been adjusting their cost bases to take into account the weaker economic environment. Significant workforce layoffs, the reduction of manufacturing facilities, writing off of inventories and goodwill and capital expenditure reductions have resulted in companies repositioning themselves to take advantage of the current conditions. As the economy improves, many of the companies within the Fund will emerge stronger and more nimble than before. Financial markets will discount the improved potential of these companies before actual confirmation of a stronger economy surfaces.

The Fund remains well positioned to benefit from a number of secular trends, which are expected to unfold over the long term.

DOUG BLATCH
Cape Town

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (DECEMBER 15,
1998) THROUGH DECEMBER 31, 2001 WERE -29.05% AND 3.53%, RESPECTIVELY.

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS INC. ADVANCE MAGAZINE PUBLISHERS INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE WIRED INDEX-TM- OR THE TRADEMARKS.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Fund Highlights

at December 31, 2001

Fund Manager: Doug Blatch

      # of Holdings in Portfolio:                               40
      Portfolio Turnover:                                       50.0%
      % of Stocks in Top 10:                                    43.2%

Top 10 Holdings (% of net assets)
      Wal-Mart Stores, Inc.                                      5.0%
      Cisco Systems, Inc.                                        4.7%
      First Data Corp.                                           4.6%
      Intel Corp.                                                4.5%
      Microsoft Corp.                                            4.3%
      American International Group, Inc.                         4.3%
      GlaxoSmithKline Plc                                        4.1%
      Aventis S.A.                                               4.1%
      Oracle Corp.                                               3.8%
      Vodafone AirTouch Public Ltd.                              3.8%

Top 5 Sectors (% of net assets)
      Software                                                   9.0%
      Financial Services                                         7.8%
      Internet / New Media                                       7.0%
      Wireless Communication Equipment                           6.9%
      Retail                                                     4.9%

Top 5 Countries (% of net assets)
      United States                                             70.4%
      United Kingdom                                            11.8%
      France                                                     4.1%
      Germany                                                    3.7%
      Finland                                                    3.2%

---------------
40

Investec Funds                          Wired-Registered Trademark- Index Fund

Comparison of change in value of $10,000 investment in the Investec Wired-Registered Trademark- Index Fund and Wired Index-TM-

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WIRED-REGISTERED TRADEMARK-
                   INDEX FUND           WIRED INDEX -TM-
12/15/98*                      $10,000           $10,000
12/31/98                       $11,160           $11,411
3/31/99                        $13,408           $13,790
6/30/99                        $14,016           $14,475
9/30/99                        $13,440           $13,908
12/31/99                       $18,824           $19,549
3/31/00                        $21,367           $22,262
6/30/00                        $20,089           $20,931
9/30/00                        $19,473           $20,360
12/31/00                       $15,666           $16,414
3/31/01                        $12,555           $11,708
6/30/01                        $13,066           $11,746
9/30/01                         $9,188            $8,888
12/31/01                       $11,114           $10,547

Average Annual Total Return
Periods ended December 31, 2001

One Year
-29.05%
Since Inception
3.53%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at December 31, 2001

Shares                      Common Stocks: 99.9%                                            Value
--------------------------------------------------------------------------------------------------------------

                            ADVERTISING: 1.8%
       26 500               WPP Group Plc                                                   $       1 428 350
                                                                                            -----------------

                            AUTOMOBILE: 3.7%
       71 375               DaimlerChrysler AG                                                      2 974 196
                                                                                            -----------------

                            BANKING: 2.5%
       38 254               State Street Corp.                                                      1 998 771
                                                                                            -----------------

                            BIOLOGICAL RESEARCH: 4.7%
        7 148               Affymetrix, Inc.*                                                         269 837
       45 890               Aventis S.A.                                                            3 258 190
        8 300               INCYTE Pharmaceuticals, Inc.*                                             162 348
                                                                                            -----------------
                                                                                                    3 690 375
                                                                                            -----------------

                            COMPUTER COMMUNICATION EQUIPMENT: 4.7%
      206 810               Cisco Systems, Inc.*                                                    3 745 329
                                                                                            -----------------

                            COMPUTER STORAGE DEVICES: 1.5%
       88 066               Emc Corp./Mass*                                                         1 183 607
                                                                                            -----------------

                            COMPUTERS: 3.2%
      204 980               Sun Microsystems, Inc.*                                                 2 521 254
                                                                                            -----------------

                            CONSUMER ELECTRONICS: 2.6%
       46 038               Sony Corp.                                                              2 076 314
                                                                                            -----------------

                            ELECTRIC POWER: 1.3%
       62 600               AES Corp.*                                                              1 023 510
                                                                                            -----------------

                            ELECTRONICS MANUFACTURING: 1.7%
       56 030               Flextronics International Ltd.*                                         1 344 160
                                                                                            -----------------

                            ENTERTAINMENT: 3.0%
      115 945               Walt Disney Co.                                                         2 402 380
                                                                                            -----------------

---------------
42

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 99.9%                                            Value
--------------------------------------------------------------------------------------------------------------
                            FINANCIAL SERVICES: 7.8%
      162 263               Charles Schwab & Co., Inc.                                      $       2 510 209
       46 382               First Data Corp.                                                        3 638 668
                                                                                            -----------------
                                                                                                    6 148 877
                                                                                            -----------------

                            HOTEL MANAGEMENT: 1.5%
       28 653               Marriott International, Inc. - Class A                                  1 164 744
                                                                                            -----------------

                            INDUSTRY MACHINERY: 3.3%
       64 282               Applied Materials, Inc.*                                                2 577 708
                                                                                            -----------------

                            INSURANCE: 4.3%
       43 015               American International Group, Inc.                                      3 415 391
                                                                                            -----------------

                            INTERNET / NEW MEDIA: 7.0%
       69 694               AOL Time Warner, Inc.*                                                  2 237 177
       31 700               eBay, Inc.*                                                             2 120 730
       66 178               Yahoo!, Inc.*                                                           1 173 998
                                                                                            -----------------
                                                                                                    5 531 905
                                                                                            -----------------

                            MEDIA: 4.5%
       60 712               News Corp. Cayman ADR                                                   1 931 249
       27 841               Reuters Group - Sponsored ADR                                           1 670 182
                                                                                            -----------------
                                                                                                    3 601 431
                                                                                            -----------------

                            OIL & GAS SERVICES: 3.7%
       52 986               Schlumberger Ltd.                                                       2 911 581
                                                                                            -----------------

                            PHARMACEUTICALS: 4.9%
       65 586               GlaxoSmithKline Plc*                                                    3 267 494
       26 000               Millennium Pharmaceuticals, Inc.*                                         637 260
                                                                                            -----------------
                                                                                                    3 904 754
                                                                                            -----------------

                            RETAIL: 4.9%
       67 960               Wal-Mart Stores, Inc.                                                   3 911 098
                                                                                            -----------------

                            SEMICONDUCTORS: 4.5%
      113 580               Intel Corp.                                                             3 572 091
                                                                                            -----------------

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 99.9%                                            Value
--------------------------------------------------------------------------------------------------------------
                            SOFTWARE: 9.0%
       31 200               BroadVision, Inc.*                                              $          85 488
       48 000               i2 Technologies, Inc.*                                                    379 200
       51 844               Microsoft Corp.*                                                        3 434 665
      217 570               Oracle Corp.*                                                           3 004 642
       32 005               Parametric Technology Corp.*                                              249 959
                                                                                            -----------------
                                                                                                    7 153 954
                                                                                            -----------------

                            SPECIALTY STEEL: 0.6%
        9 141               Nucor Corp.                                                               484 107
                                                                                            -----------------

                            TELECOMMUNICATIONS: 1.5%
       85 818               Qwest Communications International*                                     1 212 608
                                                                                            -----------------

                            TELECOMMUNICATIONS - EQUIPMENT: 1.7%
      151 590               JDS Uniphase Corp.*                                                     1 323 381
                                                                                            -----------------

                            TRANSPORTATION: 3.1%
       34 744               FedEx Corp.*                                                            1 802 519
       15 510               Sabre Holdings Corp.*                                                     656 849
                                                                                            -----------------
                                                                                                    2 459 368
                                                                                            -----------------

                            WIRELESS COMMUNICATION EQUIPMENT: 6.9%
      102 662               Nokia OYJ                                                               2 518 299
      115 880               Vodafone AirTouch Public Ltd.                                           2 975 798
                                                                                            -----------------
                                                                                                    5 494 097
                                                                                            -----------------
TOTAL COMMON STOCKS
  (cost $87,903,316)                                                                               79 255 341
                                                                                            -----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $87,903,316): 99.9%                                                                        79 255 341
Other Assets less Liabilities: 0.1%                                                                    48 478
                                                                                            -----------------
NET ASSETS: 100.0%                                                                          $      79 303 819
                                                                                            -----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
44

Investec Funds                          Wireless World Fund-TM-

1. Performance

                                                       6 MONTHS
                                                    ---------------
FUND                                                         -3.93%
NASDAQ Telecoms Index                                        -24.1%
NASDAQ Composite Index                                        -9.8%

      INVESTEC WIRELESS WORLD FUND H2 PERFORMANCE AND PERFORMANCE RELATIVE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        INVESTEC FUND.WRLS.WLD      21/1/02
     INVESTEC WIRELESS      INVESTEC WWF/        INVESTEC WWF/
        WORLD FUND         NASDAQ COMPOSITE     NASDAQ TELECOMMS
JUL
AUG
SEP
OCT
NOV
DEC

Source: DATASTREAM

The second half of 2001 was characterised by two very distinct quarters. The first three months was one of the worst quarters for technology shares, culminating in a panic sell-off following the tragedies of September the 11th. The second quarter saw technology shares rebound strongly as investors became encouraged by the FED and other central banks efforts to stimulate the global economy through monetary loosening, this backed up by some positive data points.

The Fund performed strongly over the period against both the Indices. It outperformed the Nasdaq Telecoms and Composite Indices by 20.2% and 5.9% respectively. This was due to the defensive stance of the Fund in Q3 when the markets were falling and then successful shifting into more economically cyclical sectors in Q4, as a result of the Fund Manager's view that valuations had become attractive.

The wireless sectors saw very disparate performances over the period. Q3 saw positive signs from the carriers, reporting improving profitability as their business models mature, and as they spend less on subscriber acquisition and phone subsidies. Furthermore, the wireless handset industry continued to show signs of stabilisation with the wireless semiconductor companies such as RF Micro and Texas Instruments pointing to a pickup in their order rates, and all major handset manufacturers commenting on their optimism for the short-term. Q4 however was not so positive with the wireless infrastructure companies warning of a continued fall-off in carrier spending, and the carriers themselves underperforming expecations.

2. Changes to Portfolio

The portfolio was shifted quite substantially during the six months due to the very dynamic economic backdrop and volatility of the stock markets. Throughout the period the Fund's exposure to carriers was reduced. Q3 saw a move to a more defensive stance through the increase in the portfolio's IT Services and heavily sold Telecoms Equipment holdings, and a reduction in the Software weighting. In Q4 the portfolio was reoriented to the more cyclical Software and Semiconductor sectors and saw a reduction in the IT services sector exposure.

                                                                 ---------------

Investec Funds                          Wireless World Fund-TM-

3. Transactions during the Second Half

New holdings and complete sales were made in the following stocks:

                                                                                                   COUNTRY OF
PURCHASES                                              CLASSIFICATION                           PRIMARY LISTING
---------                                 ----------------------------------------  ----------------------------------------
Pace                                      Consumer Electronics                      UK
Taiwan Semiconductor                      Semiconductors                            Taiwan
Accenture                                 IT Services                               US
AT&T Wireles                              Carrier                                   US
Asustek Computer                          Semiconductor                             Taiwan
Motorola                                  Telecoms Equipment                        US
UT Starcom                                Telecoms Equipment                        US
Perlos                                    Telecoms Equipment                        Finland
Infineon                                  Semiconductor                             Germany
SBC Communications                        Carrier                                   US
Logica                                    IT Services                               UK
BEA Systems                               Software                                  US
Peoplesoft                                Software                                  US
Siebel Systems                            Software                                  US
First Data Corp                           IT Services                               US
ASM International                         Semiconductor                             Netherlands
THQ International                         Software                                  US
Nvidia                                    Semiconductor                             US
Citrix                                    Software                                  US
KLA Tencor                                Semiconductor                             US
Intersil                                  Semiconductor                             US
Mediatek                                  Semiconductors                            Taiwan
Ultra Electronics                         Hardware                                  UK
Cegedim                                   IT Services                               France
3Com                                      Hardware                                  US
Ec Tel                                    Software                                  Israel
Microsoft                                 Software                                  US
LG Electronics                            Hardware                                  South Korea
Symantec                                  Software                                  US
Pace Micro                                Hardware                                  UK
Sprint FON                                Carriers                                  US
Nvidia                                    Semiconductors                            US
Zebra Technologies                        Hardware                                  US
CenturyTel                                Carriers                                  US
Nortel Networks                           Telecoms Equipment                        Canada
Cadence Design Systems                    Software                                  US
Wavecom                                   Telecoms Equipment                        France
Cisco                                     Telecoms Equipment                        US
Intel                                     Semiconductors                            US
Oracle                                    Software                                  US
Sun Microsystems                          Hardware                                  US

---------------
46

Investec Funds                          Wireless World Fund-TM-

                                                                                                   COUNTRY OF
COMPLETE SALES                                         CLASSIFICATION                           PRIMARY LISTING
--------------                            ----------------------------------------  ----------------------------------------
Cellpoint                                 Software                                  US
Citrix                                    Software                                  US
Analog Devices                            Semiconductors                            US
Sabre Group                               IT Services                               US
ST Microelectronics                       Semiconductors                            France
RIMM                                      Telecoms Equipment                        US
Nextel Partners                           Carrier                                   US
Comverse                                  Software                                  Israel
Crown Castle International                Carrier                                   US
ASM Lithography                           Semiconductors                            Netherlands
China Mobile                              Carrier                                   China
Nuance                                    Software                                  US
Oberthur Card Systems                     Semiconductors                            France
Pace                                      Consumer Electronics                      UK
Psion                                     Software                                  UK
M-systems Flash                           Semiconductor                             Israel
Nokia                                     Telecoms Equipment                        Finland
Parthus Technologies                      Semiconductor                             Ireland
Asustek Computer                          Hardware                                  Taiwan
AT&T Wireless                             Carriers                                  US
BEA Systems                               Software                                  US
Siebel Systems                            Software                                  US
Sprint PCS                                Carriers                                  US
Perlos                                    Telecoms Equipment                        Finland
Verizon                                   Carriers                                  US
Qualcomm                                  Telecoms Equipment                        US
Logica                                    IT Services                               UK
Infineon                                  Semiconductors                            Germany
Ultra Electronics                         Hardware                                  UK
Cegedim                                   IT Services                               France
LG Electronics                            Hardware                                  South Korea
EC Tel                                    Software                                  Israel
TTI Team Telecom                          Software                                  Israel

4. Outlook & Strategy

We are cautiously optimistic on the outlook for technology stocks. We expect the global monetary loosening to reduce the risk of prolongued weakness in the global economy, and for recovery to start in the second-half of 2002. A recovery in the general economy will provide a positive backdrop for technology spending in general and for the adoption of new wireless technologies and initiatives. We are already seeing the first signs of recovery with the semiconductor markets having experiencing month on month improvements to bookings for the first time in nearly a year.

ADRIAN BRASS
London

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S ONE-YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (FEBRUARY 28,
2000) THROUGH DECEMBER 31, 2001 WERE -36.74% AND -39.94%, RESPECTIVELY.

THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS. THE NASDAQ TELECOMS INDEX CONSISTS OF ALL TYPES OF TELECOMMUNICATIONS COMPANIES, INCLUDING POINT-TO-POINT COMMUNICATION SERVICES AND RADIO AND TELEVISION BROADCAST. THESE INDICES ARE NOT AVAILABLE FOR INVESTMENT AND DO NOT INCUR EXPENSES.

                                                                 ---------------

Investec Funds                          Wireless World Fund-TM-

Fund Highlights

at December 31, 2001

Fund Managers: Nigel Dutson; Adrian Brass

      # of Holdings in Portfolio:                    39
      Portfolio Turnover:                           127.3%
      % of Stocks in Top 10:                         40.4%

Top 10 Holdings (% of net assets)
      Samsung Electronics                             8.9%
      Nvidia Corp                                     4.3%
      First Data Corp                                 3.8%
      Check Point Software Technologies Ltd.          3.6%
      Utstarcom, Inc.                                 3.5%
      Accenture Ltd.                                  3.5%
      Intel Corp.                                     3.5%
      Electronic Data Systems Corp.                   3.4%
      Vodafone Group Plc                              3.0%
      Microsoft Corp.                                 2.9%

Top 5 Sectors (% of net assets)
      Electronics                                    15.7%
      Semiconductors                                 15.6%
      Telecommunication Services                     14.2%
      Software                                       14.0%
      Computer Services                               9.9%

Top 5 Countries (% of net assets)
      United States                                  61.1%
      South Korea                                     8.9%
      United Kingdom                                  7.1%
      Taiwan                                          4.6%
      Israel                                          3.6%

---------------
48

Investec Funds                          Wireless World Fund-TM-

Comparison of change in value of $10,000 investment in the Investec Wireless World Fund-TM- and Barclays Global Capital Wireless

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WIRELESS WORLD FUND-TM-  BARCLAYS GLOBAL CAPITAL WIRELESS
02/28/00*                  $10,000                           $10,000
3/31/00                     $9,600                           $10,590
6/30/00                     $9,208                            $8,430
9/30/00                     $8,992                            $6,820
12/31/00                    $6,184                            $5,330
3/31/01                     $3,992                            $4,177
6/30/01                     $4,072                            $4,117
9/30/01                     $2,840                            $3,796
12/31/01                    $3,912                            $4,070

Average Annual Total Return
Periods ended December 31, 2001

One Year
-36.74%
Since Inception
-39.94%

* Inception date

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                                                                 ---------------

Investec Funds                          Wireless World Fund-TM-

Schedule of Investments by Country
at December 31, 2001 (Unaudited)

                                                                   % of
Country                                                            Net Assets

------------------------------------------------------------------------------
United States                                                            61.1%
South Korea                                                               8.9
United Kingdom                                                            7.1
Taiwan                                                                    4.6
Israel                                                                    3.6
Bermuda                                                                   3.5
Netherlands                                                               2.2
Japan                                                                     2.2
Canada                                                                    2.0
Sweden                                                                    1.7
Finland                                                                   1.6
France                                                                    1.4
Great Britain                                                             0.7
                                                                   ----------
TOTAL INVESTMENTS IN SECURITIES                                         100.6
Liabilities in excess of Other Assets                                    -0.6
                                                                   ----------
NET ASSETS                                                              100.0%
                                                                   ----------

See accompanying Notes to Financial Statements.

---------------
50

Investec Funds                          Wireless World Fund-TM-

Schedule of Investments in Securities
at December 31, 2001

Shares                      Common Stocks: 100.6%                                            Value
--------------------------------------------------------------------------------------------------------------

                            COMPUTER EQUIPMENT: 7.7%
       56 900               3Com Corp.*                                                      $        363 022
       17 200               Cisco Systems, Inc.*                                                      311 492
        2 700               International Business Machines Corp.                                     326 592
                                                                                             ----------------
                                                                                                    1 001 106
                                                                                             ----------------

                            COMPUTER SERVICES: 9.9%
        6 500               Electronic Data Systems Corp.                                             445 575
        6 300               First Data Corp.                                                          494 235
       10 200               Logica Plc                                                                 94 969
       34 100               Nortel Networks Corp.                                                     255 750
                                                                                             ----------------
                                                                                                    1 290 529
                                                                                             ----------------

                            COMPUTERS: 2.6%
       27 600               Sun Microsystems, Inc.*                                                   339 480
                                                                                             ----------------

                            CONSULTING SERVICES: 3.5%
       16 820               Accenture Ltd.                                                            452 794
                                                                                             ----------------

                            ELECTRONICS: 15.7%
       10 600               Intersil Holding Corp.                                                    341 850
       50 900               Pace Micro Technology Plc                                                 259 173
        9 600               Philips Electronics N.V.                                                  285 135
       10 010               Samsung Electronics                                                     1 158 157
                                                                                             ----------------
                                                                                                    2 044 315
                                                                                             ----------------

                            HOLDING OFFICES: 1.7%
       40 860               Nordic Baltic Holding (NBH) AB                                            216 891
                                                                                             ----------------

                            INTERNET SECURITY: 5.7%
       11 800               Check Point Software Technologies Ltd.*                                   470 702
        4 100               Symantec Corp.*                                                           271 953
                                                                                             ----------------
                                                                                                      742 655
                                                                                             ----------------

                            MACHINERY - DIVERSIFIED: 2.2%
        5 100               Zebra Technologies Corp.*                                                 283 101
                                                                                             ----------------

                                                                 ---------------

Investec Funds                          Wireless World Fund-TM-

Schedule of Investments in Securities
at December 31, 2001 -- (Continued)

Shares                      Common Stocks: 100.6%                                            Value
--------------------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS: 15.6%
        9 300               ASM International, N.V.                                          $        181 443
       14 300               Intel Corp.                                                               449 735
        5 000               Kla-Tencor Corp.*                                                         247 800
       14 000               MEDIATEK                                                                  235 536
        8 300               Nvidia Corp*                                                              555 270
      145 000               Taiwan Semiconductor Manufacturing Co. Ltd.*                              363 019
                                                                                             ----------------
                                                                                                    2 032 803
                                                                                             ----------------

                            SOFTWARE: 14.0%
        7 900               Amdocs, Ltd.*                                                             268 363
        7 500               Cadence Design Systems, Inc.*                                             164 400
        5 800               Microsoft Corp.*                                                          384 250
       22 600               Oracle Corp.*                                                             312 106
        8 100               Peoplesoft, Inc.*                                                         325 620
        7 600               THQ, Inc.*                                                                368 372
                                                                                             ----------------
                                                                                                    1 823 111
                                                                                             ----------------

                            TELECOMMUNICATION EQUIPMENT: 7.8%
        8 280               Nokia Oyj                                                                 212 333
        9 200               Tekelec                                                                   166 612
       15 900               Utstarcom, Inc.                                                           453 150
        5 000               Wavecom SA*                                                               187 748
                                                                                             ----------------
                                                                                                    1 019 843
                                                                                             ----------------

                            TELECOMMUNICATION SERVICES: 14.2%
        5 500               CenturyTel, Inc.                                                          180 400
       17 300               Motorola, Inc.                                                            259 846
           24               NTT DoCoMo, Inc.                                                          282 051
        9 100               SBC Communications, Inc.                                                  356 447
       18 400               Sprint Corp.                                                              369 472
      151 480               Vodafone Group Plc                                                        396 121
                                                                                             ----------------
                                                                                                    1 844 337
                                                                                             ----------------
TOTAL COMMON STOCKS
  (cost $12,531,441)                                                                               13 090 965
                                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $12,531,441): 100.6%                                                                       13 090 965
Liabilities in excess of Other Assets: (0.6)%                                                         (79 169)
                                                                                             ----------------
NET ASSETS: 100.0%                                                                           $     13 011 796
                                                                                             ----------------

  *  NON-INCOME PRODUCING SECURITY.

See accompanying Notes to Financial Statements.

---------------
52

Investec Funds                          Statements of Assets and Liabilities

Statements of Assets and Liabilities

at December 31, 2001

                                 Asia New          Asia Small            China &        internet.com-TM-       Mainland
                                 Economy               Cap              Hong Kong            Index              China
                                   Fund               Fund                Fund                Fund               Fund

---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities,
at cost                      $     4 003 902    $     14 571 988    $     76 807 048    $     6 360 862    $     7 917 214
                             ----------------------------------------------------------------------------------------------
Investments in securities,
at value                     $     3 737 726    $     14 834 203    $     74 785 618    $     5 167 171    $     6 486 632
Cash                                  22 974           2 368 813                   -             58 485                  -
Cash collateral received
for securities loaned                      -                   -                   -                  -                  -
Receivables:
  Securities sold                          -                   -           2 729 757             50 487                  -
  Fund shares sold                    44 800              20 000              87 027                  -              4 500
  Dividends and interest                 343              21 653              23 463                 20              4 050
  Due from advisor (Note 3)                -                   -                   -              2 275                717
  Other                                   63                   -                   -                  -                  -
Prepaid expenses and other
assets                                 3 089               3 540               4 253              3 844             11 589
                             ----------------------------------------------------------------------------------------------
Total Assets                       3 808 995          17 248 209          77 630 118          5 282 282          6 507 488
                             ----------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                             -                   -             333 521                  -             43 059
Payables:
  Fund shares redeemed                 2 691              39 285             379 261             41 445             46 097
  Unrealized loss on
  forward foreign currency
  contracts (Note 6)                       -                   -                 231                  -                  -
  Due to advisor (Note 3)              3 342                 835               8 370                  -                  -
  Collateral for securities
  loaned                                   -                   -                   -                  -                  -
  Accrued expenses                    38 246              67 867             142 844             43 336             26 969
  Deferred trustees'
  compensation (Note 3)                1 848               2 598               5 934              1 926              1 930
                             ----------------------------------------------------------------------------------------------
Total liabilities                     46 127             110 585             870 161             86 707            118 055
                             ----------------------------------------------------------------------------------------------
NET ASSETS                   $     3 762 868    $     17 137 624    $     76 759 957    $     5 195 575    $     6 389 433
                             ----------------------------------------------------------------------------------------------
NUMBER OF SHARES ISSUED AND
OUTSTANDING
(unlimited shares
authorized no par value)             573 529           2 772 248           6 576 872          1 176 578            852 070
                             ----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE    $          6.56    $           6.18    $          11.67    $          4.42    $          7.50
                             ----------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital              $     6 989 473    $    108 332 329    $    121 979 540    $    25 596 993    $    12 536 478
Undistributed net
investment income                          -              32 714                   -                  -              2 037
Accumulated net realized
(loss) on investments and
foreign currency                  (2 960 133)        (91 489 273)        (43 197 907)       (19 207 727)        (4 718 501)
Net unrealized appreciation
(depreciation) on:
  Investments                       (266 176)            262 215          (2 021 430)        (1 193 691)        (1 430 582)
  Foreign Currency                      (296)               (361)               (246)                 -                  1
                             ----------------------------------------------------------------------------------------------
Net assets                   $     3 762 868    $     17 137 624    $     76 759 957    $     5 195 575    $     6 389 433
                             ----------------------------------------------------------------------------------------------

                             Wired-Registered Trademark-       Wireless
                                        Index                    World
                                        Fund                   Fund-TM-
ASSETS
Investments in securities,
at cost                           $     87 903 316         $     12 531 441
                             -----------------------------------------------
Investments in securities,
at value                          $     79 255 341         $     13 090 965
Cash                                             -                   10 938
Cash collateral received
for securities loaned                    6 638 625                        -
Receivables:
  Securities sold                          421 237                   45 266
  Fund shares sold                          25 987                      350
  Dividends and interest                    52 965                    2 693
  Due from advisor (Note 3)                      -                        -
  Other                                          -                        -
Prepaid expenses and other
assets                                       8 052                    5 110
                             -----------------------------------------------
Total Assets                            86 402 207               13 155 322
                             -----------------------------------------------
LIABILITIES
Cash overdraft                              31 776                        -
Payables:
  Fund shares redeemed                     295 411                   72 120
  Unrealized loss on
  forward foreign currency
  contracts (Note 6)                             -                        -
  Due to advisor (Note 3)                    5 059                    1 446
  Collateral for securities
  loaned                                 6 638 625                        -
  Accrued expenses                         121 730                   68 668
  Deferred trustees'
  compensation (Note 3)                      5 787                    1 292
                             -----------------------------------------------
Total liabilities                        7 098 388                  143 526
                             -----------------------------------------------
NET ASSETS                        $     79 303 819         $     13 011 796
                             -----------------------------------------------
NUMBER OF SHARES ISSUED AND
OUTSTANDING
(unlimited shares
authorized no par value)                 6 082 272                2 660 835
                             -----------------------------------------------
NET ASSET VALUE PER SHARE         $          13.04         $           4.89
                             -----------------------------------------------
COMPONENTS OF NET ASSETS
Paid-in capital                   $    114 612 530         $     38 580 444
Undistributed net
investment income                                -                        -
Accumulated net realized
(loss) on investments and
foreign currency                       (26 660 736)             (26 128 166)
Net unrealized appreciation
(depreciation) on:
  Investments                           (8 647 975)                 559 524
  Foreign Currency                               -                       (6)
                             -----------------------------------------------
Net assets                        $     79 303 819         $     13 011 796
                             -----------------------------------------------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Statements of Operations

Statements of Operations

For the periods ended December 31, 2001

                                     Asia New     Asia Small       China &      internet.com-TM-     Mainland
                                     Economy         Cap          Hong Kong          Index            China
                                       Fund          Fund           Fund              Fund             Fund

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                           $  65 979    $   334 650    $  2 242 268      $         -      $   176 588
Interest                                3 041          7 562          25 906              790            5 665
Securities lending, net                     -              -               -                -                -
                                    ---------------------------------------------------------------------------
Total Income                           69 020        342 212       2 268 174              790          182 253
                                    ---------------------------------------------------------------------------
EXPENSES
Advisory fees (Note 3)                 45 854        156 312         944 831           76 109           78 816
Fund accounting fees                   56 642         59 369          57 077           47 997           52 245
Transfer agent fees                    52 497         80 641         198 195           62 004           49 146
Custody fees                           16 024         26 650          91 844           23 941           20 223
Administration fees (Note 3)           20 001         39 078         236 208           20 001           21 251
Audit fees                             25 478         39 367          26 083           17 254           19 590
Registration expense                   17 197         15 017          23 629           26 708           16 464
Reports to shareholders                 5 539         27 682          66 855           25 728           13 278
Legal fees                              2 382          8 542          42 110            8 270            3 390
Trustees' fees                          6 784          8 132          18 731            7 965            7 039
Insurance expense                         481          3 572           9 626            1 624              708
Interest expense                        3 480         12 859          13 208            2 099            1 042
Miscellaneous                           3 004          3 767          11 684            3 296            6 722
                                    ---------------------------------------------------------------------------
Total expenses                        255 363        480 988       1 740 081          322 996          289 914
Less: Fees waived and expenses
absorbed (Note 3)                    (164 572)      (171 492)              -         (208 594)        (133 846)
                                    ---------------------------------------------------------------------------
Net expenses                           90 791        309 496       1 740 081          114 402          156 068
                                    ---------------------------------------------------------------------------
Net Investment income (loss)          (21 771)        32 716         528 093         (113 612)          26 185
                                    ---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on
investments                          (932 920)    (4 032 183)     11 038 305      (14 816 276)        (378 117)
Net realized gain (loss) on
foreign currency                      (16 662)       (45 375)         (2 772)               -              866
Net unrealized appreciation
(depreciation) on:
  Investments                         731 109      7 222 911     (37 081 688)       7 277 656         (940 109)
  Foreign currency                     (2 636)           651            (245)               -                1
                                    ---------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                (221 109)     3 146 004     (26 046 400)      (7 538 620)      (1 317 359)
                                    ---------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations    $(242 880)   $ 3 178 720    $(25 518 307)     $(7 652 232)     $(1 291 174)
                                    ---------------------------------------------------------------------------

                                    Wired-Registered Trademark-     Wireless
                                               Index                 World
                                               Fund                 Fund-TM-
INVESTMENT INCOME
INCOME
Dividends                                  $    627 087           $    78 084
Interest                                          3 743                16 548
Securities lending, net                             283                     -
                                    ------------------------------------------
Total Income                                    631 113                94 632
                                    ------------------------------------------
EXPENSES
Advisory fees (Note 3)                          971 262               163 801
Fund accounting fees                             50 057                40 128
Transfer agent fees                             206 353               103 011
Custody fees                                     69 051                18 963
Administration fees (Note 3)                     55 428                19 997
Audit fees                                       26 976                18 187
Registration expense                             27 896                37 553
Reports to shareholders                          66 336                49 860
Legal fees                                       67 982                14 569
Trustees' fees                                   20 869                 8 439
Insurance expense                                10 700                 1 700
Interest expense                                 14 093                   466
Miscellaneous                                    22 630                 4 911
                                    ------------------------------------------
Total expenses                                1 609 633               481 585
Less: Fees waived and expenses
absorbed (Note 3)                              (115 558)                    -
                                    ------------------------------------------
Net expenses                                  1 494 075               481 585
                                    ------------------------------------------
Net Investment income (loss)                   (862 962)             (386 953)
                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss) on
investments                                 (24 102 927)          (18 849 192)
Net realized gain (loss) on
foreign currency                                      -               (35 375)
Net unrealized appreciation
(depreciation) on:
  Investments                               (17 367 926)            9 937 759
  Foreign currency                                    -                (3 353)
                                    ------------------------------------------
Net realized and unrealized gain
(loss) on investments                       (41 470 853)           (8 950 161)
                                    ------------------------------------------
Net increase (decrease) in net
assets resulting from operations           $(42 333 815)          $(9 337 114)
                                    ------------------------------------------

See accompanying Notes to Financial Statements.

---------------
54

Investec Funds                          Statements of Changes in Net Assets

Statements of Changes in Net Assets

For the years ended December 31

                                 Asia New                      Asia Small                        China &
                               Economy Fund                     Cap Fund                     Hong Kong Fund
                           2001            2000           2001            2000            2001            2000

-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                 $    (21 771)   $   (86 291)   $     32 716    $     (6 132)   $    528 093    $    179 476
Net realized gain
(loss) on investments      (932 920)     1 286 143      (4 032 183)      1 096 697      11 038 305      18 808 879
Net realized gain on
foreign currency            (16 662)        (1 719)        (45 375)        (46 974)         (2 772)         (6 029)
Net unrealized
appreciation
(depreciation) on:
  Investments               731 109     (4 800 259)      7 222 911     (14 849 057)    (37 081 688)    (28 304 081)
  Foreign currency           (2 636)        (1 746)            651          (2 099)           (245)              6
                       --------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                 (242 880)    (3 603 872)      3 178 720     (13 807 565)    (25 518 307)     (9 321 749)
                       --------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                      (50 895)       (22 013)              -               -      (2 460 509)     (4 859 018)
From net realized
gains                             -              -               -               -               -               -
                       --------------------------------------------------------------------------------------------
DECREASE IN NET
ASSETS FROM
DISTRIBUITIONS              (50 895)       (22 013)              -               -      (2 460 509)     (4 859 018)
                       --------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
sold                      9 333 758      6 572 511      30 044 508       8 105 151      73 166 572      39 792 869
Net asset value of
shares issued on
reinvestment of
distributions                47 428         19 619               -               -       2 279 828       4 519 406
Cost of shares
redeemed                (10 763 688)    (8 313 444)    (30 282 478)    (17 774 633)    (89 209 681)    (75 001 062)
                       --------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) FROM
CAPITAL SHARE
TRANSACTIONS             (1 382 502)    (1 721 314)       (237 970)     (9 669 482)    (13 763 281)    (30 688 787)
                       --------------------------------------------------------------------------------------------
Total increase
(decrease) in net
assets                   (1 676 277)    (5 347 199)      2 940 750     (23 477 047)    (41 742 097)    (44 869 554)
NET ASSETS
Beginning of period       5 439 145     10 786 344      14 196 874      37 673 921     118 502 054     163 371 608
                       --------------------------------------------------------------------------------------------
End of period             3 762 868      5 439 145      17 137 624      14 196 874      76 759 957     118 502 054
                       --------------------------------------------------------------------------------------------
CAPITAL SHARE
ACTIVITY
Shares sold               1 541 778        702 009       5 201 641       1 049 562       5 431 439       2 349 944
Shares issued on
reinvestment of
distributions                 7 528          2 811               -               -         197 058         286 946
Shares redeemed          (1 754 889)      (870 638)     (5 179 252)     (2 259 536)     (6 576 243)     (4 367 985)
                       --------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN SHARES
OUTSTANDING            $   (205 583)   $  (165 818)   $     22 389    $ (1 209 974)   $   (947 746)   $ (1 731 095)
                       --------------------------------------------------------------------------------------------

                             internet.com-TM-
                                Index Fund
                           2001            2000
INCREASE (DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income
(loss)                 $   (113 612)   $   (538 792)
Net realized gain
(loss) on investments   (14 816 276)     (6 936 266)
Net realized gain on
foreign currency                  -               -
Net unrealized
appreciation
(depreciation) on:
  Investments             7 277 656     (19 925 144)
  Foreign currency                -               -
                       -----------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS               (7 652 232)    (27 400 202)
                       -----------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment
income                            -               -
From net realized
gains                             -        (500 342)
                       -----------------------------
DECREASE IN NET
ASSETS FROM
DISTRIBUITIONS                    -        (500 342)
                       -----------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares
sold                      1 440 560      28 973 891
Net asset value of
shares issued on
reinvestment of
distributions                     -         469 158
Cost of shares
redeemed                 (3 677 592)    (29 373 412)
                       -----------------------------
NET INCREASE
(DECREASE) FROM
CAPITAL SHARE
TRANSACTIONS             (2 237 032)         69 637
                       -----------------------------
Total increase
(decrease) in net
assets                   (9 889 264)    (27 830 907)
NET ASSETS
Beginning of period      15 084 839      42 915 746
                       -----------------------------
End of period             5 195 575      15 084 839
                       -----------------------------
CAPITAL SHARE
ACTIVITY
Shares sold                 226 170       1 277 800
Shares issued on
reinvestment of
distributions                     -          51 443
Shares redeemed            (700 081)     (1 564 428)
                       -----------------------------
NET INCREASE
(DECREASE) IN SHARES
OUTSTANDING            $   (473 911)   $   (235 185)
                       -----------------------------

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Statements of Changes in Net Assets

Statements of Changes in Net Assets

For the years ended December 31

                                Mainland China Fund       Wired-Registered Trademark- Index Fund       Wireless World Fund-TM-
                                2001           2000              2001                 2000              2001            2000

---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM:
OPERATIONS
Net investment income
(loss)                      $    26 185    $   (48 286)     $   (862 962)        $ (1 540 920)      $   (386 953)   $   (277 782)
Net realized (loss) on
investments                    (378 117)      (742 536)      (24 102 927)          (1 698 667)       (18 849 192)     (7 246 292)
Net realized gain (loss)
on foreign currency                 866           (134)                -                    -            (35 375)        (65 402)
Net unrealized
appreciation
(depreciation) on:
  Investments                  (940 109)    (1 825 091)      (17 367 926)         (30 502 925)         9 937 759      (9 378 235)
  Foreign currency                    1              1                 -                    -             (3 353)          3 347
                            -----------------------------------------------------------------------------------------------------
NET (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                   (1 291 174)    (2 616 046)      (42 333 815)         (33 742 512)        (9 337 114)    (16 964 364)
                            -----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income      (24 148)        (1 738)                -                    -                  -               -
From net realized gains               -              -                 -          (12 346 253)                 -               -
                            -----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
FROM DISTRIBUITIONS             (24 148)        (1 738)                -          (12 346 253)                 -               -
                            -----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold     4 417 028      3 549 423        14 594 576           84 550 619          2 124 302      60 483 404
Net asset value of shares
issued on reinvestment of
distributions                    22 170          1 604                 -           10 990 874                  -               -
Cost of shares redeemed      (5 410 185)    (5 109 152)      (45 991 927)         (60 431 880)        (5 605 446)    (17 688 986)
                            -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
FROM CAPITAL SHARE
TRANSACTIONS                   (970 987)    (1 558 125)      (31 397 351)          35 109 613         (3 481 144)     42 794 418
                            -----------------------------------------------------------------------------------------------------
Total increase (decrease)
in net assets                (2 286 309)    (4 175 909)      (73 731 166)         (10 979 152)       (12 818 258)     25 830 054
NET ASSETS
Beginning of period           8 675 742     12 851 651       153 034 985          164 014 137         25 830 054               -
                            -----------------------------------------------------------------------------------------------------
End of period                 6 389 433      8 675 742        79 303 819          153 034 985         13 011 796      25 830 054
                            -----------------------------------------------------------------------------------------------------
CAPITAL SHARE ACTIVITY
Shares sold                     513 436        313 179           917 864            3 518 278            374 641       5 031 519
Shares issued on
reinvestment of
distributions                     2 980            179                 -              474 948                  -               -
Shares redeemed                (630 395)      (467 365)       (3 163 182)          (2 637 562)        (1 054 215)     (1 691 110)
                            -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
SHARES OUTSTANDING          $  (113 979)   $  (154 007)     $ (2 245 318)        $  1 355 664       $   (679 574)   $  3 340 409
                            -----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

---------------
56

Investec Funds                          Asia New Economy Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                                Year Ended December 31,
                                                             --------------------------------------------------------------
                                                                  2001           2000        1999        1998        1997

---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $       6.98       $11.41      $ 7.08      $ 8.08      $12.98
                                                             --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                        (0.04)       (0.10)       0.02        0.05        0.02
Net realized and unrealized gain (loss) on investments              (0.29)       (4.30)       4.31       (1.01)      (4.91)
                                                             --------------------------------------------------------------
Total from investment operations                                    (0.33)       (4.40)       4.33       (0.96)      (4.89)
                                                             --------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          (0.09)       (0.03)          -       (0.04)      (0.01)
                                                             --------------------------------------------------------------
Net asset value, end of period                               $       6.56       $ 6.98      $11.41      $ 7.08      $ 8.08
                                                             --------------------------------------------------------------

Total return                                                        (4.69)%     (38.58)%     61.16%     (11.78)%    (37.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                         $        3.8       $  5.4      $ 10.8      $  7.8      $  6.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                             5.57%        3.50%       2.99%       3.85%       4.41%
After fees waived and expenses absorbed                              1.98%        1.98%       1.98%       1.98%       1.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS:
Before fees waived and expenses absorbed                            (4.07)%      (2.53)%     (0.89)%     (1.03)%     (2.16)%
After fees waived and expenses absorbed                             (0.48)%      (1.01)%      0.12%       0.91%       0.28%

Portfolio turnover rate                                             88.10%       67.31%      82.34%      77.62%      34.69%

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Asia Small Cap Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                                Year Ended December 31,
                                                             --------------------------------------------------------------
                                                                  2001           2000        1999        1998        1997

---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $       5.16       $ 9.51      $ 6.73      $ 9.73      $14.10
                                                             --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                         0.01        (0.00)       0.05        0.06        0.07
Net realized and unrealized gain (loss) on investments               1.01        (4.35)       2.81       (3.06)      (4.38)
                                                             --------------------------------------------------------------
Total from investment operations                                     1.02        (4.35)       2.86       (3.00)      (4.31)
                                                             --------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                              -            -       (0.08)          -           -
From net realized gains                                                 -            -           -           -       (0.01)
Return of capital                                                       -            -           -           -       (0.05)
                                                             --------------------------------------------------------------
Total distributions                                                     -            -       (0.08)          -       (0.06)
                                                             --------------------------------------------------------------
Net asset value, end of period                               $       6.18       $ 5.16      $ 9.51      $ 6.73      $ 9.73
                                                             --------------------------------------------------------------

Total return                                                        19.77%      (45.74)%     42.43%     (30.83)%    (30.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                         $       17.1       $ 14.2      $ 37.7      $ 49.4      $108.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived                                                   3.08%        2.67%       2.39%       2.31%       1.76%
After fees waived                                                    1.98%        1.98%       1.98%       1.98%       1.80%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS:
Before fees waived                                                  (0.89)%      (0.71)%      0.07%       0.52%       0.53%
After fees waived                                                    0.21%       (0.02)%      0.48%       0.85%       0.49%

Portfolio turnover rate                                             43.91%       61.77%      67.24%      48.95%      52.33%

See accompanying Notes to Financial Statements.

---------------
58

Investec Funds                          China & Hong Kong Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                              Year Ended December 31,
                                                           --------------------------------------------------------------
                                                                2001           2000        1999        1998        1997

-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $      15.75       $17.65      $10.77      $12.91     $17.71
                                                           --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.09         0.05        0.23        0.15       0.20
Net realized and unrealized gain (loss) on investments            (3.79)       (1.28)       6.91       (2.14)     (3.71)
                                                           --------------------------------------------------------------
Total from investment operations                                  (3.70)       (1.23)       7.14       (1.99)     (3.51)
                                                           --------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                        (0.38)       (0.67)      (0.26)      (0.15)     (0.20)
From net realized gains                                               -            -           -           -      (1.09)
                                                           --------------------------------------------------------------
Total distributions                                               (0.38)       (0.67)      (0.26)      (0.15)     (1.29)
                                                           --------------------------------------------------------------
Net asset value, end of period                             $      11.67       $15.75      $17.65      $10.77     $12.91
                                                           --------------------------------------------------------------

Total return                                                     (23.45)%      (6.97)%     66.27%     (15.27)%   (20.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                       $       76.8       $118.5      $163.4      $146.8     $241.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:                           1.85%        1.76%       1.86%       1.89%      1.70%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:              0.56%        0.13%       1.45%       1.60%      1.18%

Portfolio turnover rate                                           31.54%       38.83%      29.49%      86.59%     53.62%

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          internet.com-TM- Index Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                                              July 30, 1999*
                                                    Year Ended            Year Ended             through
                                                December 31, 2001     December 31, 2000     December 31, 1999

--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       9.14              $22.76                $12.50
                                                --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                      (0.10)              (0.33)                (0.04)
Net realized and unrealized gain (loss) on
investments                                              (4.62)             (12.98)                10.30
                                                --------------------------------------------------------------
Total from investment operations                         (4.72)             (13.31)                10.26
                                                --------------------------------------------------------------
LESS DISTRIBUTIONS:
From net realized gains                                      -               (0.31)                    -
                                                --------------------------------------------------------------
Net asset value, end of period                    $       4.42              $ 9.14                $22.76
                                                --------------------------------------------------------------

Total return                                            (51.64)%            (58.48)%               82.08%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)              $        5.2              $ 15.1                $ 42.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived                                        3.84%               1.54%                 2.38%(+)
After fees waived                                         1.35%               1.35%                 1.34%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
ASSETS:
Before fees waived                                       (3.83)%             (1.52)%               (2.23)%(+)
After fees waived                                        (1.35)%             (1.33)%               (1.19)%(+)

Portfolio turnover rate                                 119.88%              76.17%                13.30%++

                  *  COMMENCEMENT OF OPERATIONS.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------
60

Investec Funds                          Mainland China Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                               Year ended December 31,
                                                  --------------------------------------------------    November 3, 1997*
                                                                                                             through
                                                       2001           2000        1999        1998      December 31, 1997

--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       8.98       $11.47      $ 8.74      $11.79           $12.50
                                                  ------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              0.03        (0.05)       0.09        0.11             0.02
Net realized and unrealized gain (loss) on
investments                                              (1.48)       (2.44)       2.72       (3.05)           (0.71)
                                                  ------------------------------------------------------------------------
Total from investment operations                         (1.45)       (2.49)       2.81       (2.94)           (0.69)
                                                  ------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                               (0.03)       (0.00)+     (0.08)      (0.11)           (0.02)
                                                  ------------------------------------------------------------------------
Net asset value, end of period                    $       7.50       $ 8.98      $11.47      $ 8.74           $11.79
                                                  ------------------------------------------------------------------------

Total return                                            (16.16)%     (21.69)%     32.20%     (24.96)%          (5.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)              $        6.4       $  8.7      $ 12.9      $ 10.4           $ 16.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                  3.68%        2.98%       3.33%       3.13%            2.69%(+)
After fees waived and expenses absorbed                   1.98%        1.98%       1.98%       1.98%            1.98%(+)

RATIO OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before fees waived and expenses absorbed                 (1.37)%      (1.42)%     (0.53)%     (0.05)%           1.17%(+)
After fees waived and expenses absorbed                   0.33%       (0.42)%      0.82%       1.10%            1.88%(+)

Portfolio turnover rate                                  89.27%       93.01%      99.39%      82.00%               -++

                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Wired-Registered Trademark- Index Fund

Financial Highlights

For a capital share outstanding throughout the period

                                                                Year ended December 31,
                                                         --------------------------------------    December 15, 1998*
                                                                                                         through
                                                              2001           2000        1999       December 31, 1998

----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $      18.38       $23.52      $13.95           $12.50
                                                         -------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    (0.14)       (0.19)      (0.12)            0.00+
Net realized and unrealized gain (loss) on
investments                                                     (5.20)       (3.45)       9.69             1.45
                                                         -------------------------------------------------------------
Total from investment operations                                (5.34)       (3.64)       9.57             1.45
                                                         -------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                                          -            -        0.00+               -
From net realized gains                                             -        (1.50)          -                -
                                                         -------------------------------------------------------------
Total distributions                                                 -        (1.50)       0.00+               -
                                                         -------------------------------------------------------------
Net asset value, end of period                           $      13.04       $18.38      $23.52           $13.95
                                                         -------------------------------------------------------------

Total return                                                   (29.05)%     (16.78)%     68.68%           11.60%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                     $       79.3       $153.0      $164.0           $  9.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed or recouped             1.46%        1.23%       1.38%            1.97%(+)
After fees waived and expenses absorbed or recouped              1.35%        1.24%       1.35%            1.35%(+)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS:
Before fees waived and expenses absorbed or recouped            (0.89)%      (0.79)%     (0.92)%           0.02%(+)
After fees waived and expenses absorbed or recouped             (0.78)%      (0.80)%     (0.89)%           0.60%(+)

Portfolio turnover rate                                         50.03%       27.41%      39.82%            0.11%++

                  *  COMMENCEMENT OF OPERATIONS.
                  +  AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

---------------
62

Investec Funds                          Wireless World Fund-TM-

Financial Highlights

For a capital share outstanding throughout the period

                                                                                     February 28, 2000*
                                                                   Year Ended             through
                                                                December 31, 2001    December 31, 2000

-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $       7.73           $     12.50
                                                                ---------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.15)                (0.08)
Net realized and unrealized loss on investments                         (2.69)                (4.69)
                                                                ---------------------------------------
Total from investment operations                                        (2.84)                (4.77)
                                                                ---------------------------------------
Net asset value, end of period                                   $       4.89           $      7.73
                                                                ---------------------------------------

Total return                                                           (36.74)%              (38.16)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                             $       13.0           $      25.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:                                 2.96%                 1.68%(+)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:                     (2.38)%               (0.97)%(+)

Portfolio turnover rate                                                127.30%                79.22%++

                  *  COMMENCEMENT OF OPERATIONS.
                (+)  ANNUALIZED.
                 ++  NOT ANNUALIZED.

See accompanying Notes to Financial Statements.

                                                                 ---------------

Investec Funds                          Notes to Financial Statements

Notes to Financial Statements

Note 1

Organization

Investec Funds (the "Trust"), formerly the Guinness Flight Investment Funds Inc. (a Maryland Corporation incorporated on January 7, 1994), was organized on
April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers seven separate series all of whose long-term objective is capital appreciation: Investec Asia New Economy Fund (the "Asia New Economy Fund"), formerly Guinness Flight Asia Blue Chip Fund, Investec Asia Small Cap Fund (the "Asia Small Cap Fund"), formerly Guinness Flight Asia Small Cap Fund, Investec China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Guinness Flight China & Hong Kong Fund, Investec internet.com-TM- Index Fund (the "internet.com-TM- Index Fund"), formerly Guinness Flight internet.com-TM- IndexFund, Investec Mainland China Fund (the "Mainland China Fund"), formerly Guinness Flight Mainland China Fund, Investec Wired-Registered Trademark- Index Fund (the "Wired-Registered Trademark- Index Fund"), formerly Guinness Flight Wired-Registered Trademark- IndexFund, and Investec Wireless World Fund-TM- (the "Wireless World Fund-TM-"), formerly Guinness Flight Wireless World Fund-TM-, (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia New Economy and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the Wired-Registered Trademark- Index Fund began operations on December 15, 1998, the internet.com-TM- Index Fund began operations on July 30, 1999 and the Wireless World Fund-TM- began operations on February 28, 2000.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are

---------------
64

Investec Funds                    Notes to Financial Statements
included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. The Asia New Economy Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired-Registered Trademark- Index Fund invests substantially all of its assets in securities of companies that comprise the Wired-Registered Trademark-Index. The Wireless World Fund-TM- invests substantially all of its assets in securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication. The internet.com-TM- Index Fund invests substantially all of its assets in securities of companies that comprise the internet.com-TM- Index. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

For the periods ended December 31, 2001, reclassifications among the components of net assets are as follows:

                                                                  ACCUMULATED NET         PAID-IN
                                                                 INVESTMENT INCOME        CAPITAL
Asia New Economy Fund                                              $      72 666       $     (72 666)
China & Hong Kong Fund                                             $   1 932 416       $  (1 932 416)
internet.com-TM- Index Fund                                        $     113 612       $    (113 612)
Wired-Registered Trademark- Index Fund                             $     862 962       $    (862 962)
Wireless World Fund-TM-                                            $     386 953       $    (386 953)

H. SECURITIES LENDING. Each Fund may temporarily loan securities up to 331/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash collateral at least equal, at

                                                                 ---------------

Investec Funds                    Notes to Financial Statements
all times, to the fair value of the securities loaned. The risk associated with securities lending is that the borrower may not provide additional collateral when required or return the security when due. The market value of securities loaned and related cash collateral at December 31, 2001 were:

FUND                                                          MARKET VALUE         COLLATERAL
Wired-Registered Trademark- Index Fund                        $  6 466 814        $  6 638 625

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), which provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia New Economy Fund                            1.00%
Asia Small Cap Fund                              1.00%
China & Hong Kong Fund                           1.00%
internet.com-TM- Index Fund                      0.90%   on the first $100 million
                                                 0.75%   on the next $100 to $500 million and
                                                 0.60%   on assets over $500 million
Mainland China Fund                              1.00%
Wired-Registered Trademark- Index Fund           0.90%   on the first $100 million
                                                 0.75%   on the next $100 to $500 million and
                                                 0.60%   on assets over $500 million
Wireless World Fund-TM-                          1.00%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2002, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia New Economy Fund                                            1.98%
Asia Small Cap Fund                                              1.98%
internet.com-TM- Index Fund                                      1.35%
Mainland China Fund                                              1.98%
Wired-Registered Trademark- Index Fund                           1.35%

For the year ended December 31, 2001, the Advisor waived fees and absorbed expenses as follows:

Asia New Economy Fund                                           $ 164 572
Asia Small Cap Fund                                             $ 171 492
internet.com-TM- Index Fund                                     $ 208 594
Mainland China Fund                                             $ 133 846
Wired-Registered Trademark- Index Fund                          $ 115 558

Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

---------------
66

Investec Funds                    Notes to Financial Statements

At December 31, 2001, the Advisor may recapture a portion of the following amounts no later than the dates as stated below:

                                                                             DECEMBER 31,
                                                     -------------------------------------------------------------
FUNDS:                                                 2002         2003         2004         2005         2006
Asia New Economy Fund                                $ 232 588    $ 140 722    $  89 137    $ 130 573    $ 164 572
Asia Small Cap Fund                                          -    $ 181 002    $ 152 568    $ 186 854    $ 171 492
internet.com-TM- Index Fund                                  -            -    $  69 971    $  75 715    $ 208 594
Mainland China Fund                                  $  11 487    $ 160 801    $ 154 800    $ 114 458    $ 133 846
Wired-Registered Trademark- Index Fund                       -            -            -            -    $ 115 558

At December 31, 2001, the amount available for recoupment that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia New Economy Fund                                           $ 757 592
Asia Small Cap Fund                                             $ 691 916
internet.com-TM- Index Fund                                     $ 354 280
Mainland China Fund                                             $ 575 392
Wired-Registered Trademark- Index Fund                          $ 115 558

Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 days prior to redemption. For past periods certain redemption fees were not collected. Management is currently unable to determine the amount of uncollected redemption fees and after consultation with legal counsel believes that the possibility of recovering any prior uncollected redemption fees may be remote.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum fee of $120,000, excluding the China & Hong Kong Fund:

FUND                                                                  ASSET BASED FEE
----                                                 -------------------------------------------------
China & Hong Kong Fund                               0.25% of average daily net assets subject to
                                                     $40 000 annual minimum.
Asia New Economy Fund, Asia Small Cap Fund and       0.25% of average daily net assets.
  Mainland China Fund
internet.com-TM- Index Fund, Wired-Registered        0.05% of average daily net assets.
  Trademark- Index Fund and Wireless World
  Fund-TM-

For the periods ended December 31, 2001 the following Funds incurred the following Administration fees:

Asia New Economy Fund                                           $  20 001
Asia Small Cap Fund                                             $  39 078
China & Hong Kong Fund                                          $ 236 208
internet.com-TM- Index Fund                                     $  20 001
Mainland China Fund                                             $  21 251
Wired-Registered Trademark- Index Fund                          $  55 428
Wireless World Fund-TM-                                         $  19 997

                                                                 ---------------

Investec Funds                    Notes to Financial Statements

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account

For the periods ended December 31, 2001, the change in deferred trustees' compensation was as follows:

Asia New Economy Fund                                           $   264
Asia Small Cap Fund                                             $   311
China & Hong Kong Fund                                          $   802
internet.com-TM- Index Fund                                     $   308
Mainland China Fund                                             $   285
Wired-Registered Trademark- Index Fund                          $ 1 023
Wireless World Fund-TM-                                         $   344

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

Note 4

Investment Transactions

The following table presents purchases and sales of securities, excluding short-term investments, during the year ended December 31, 2001 to indicate the volume of transactions in each Fund. The tax cost of securities held at December 31, 2001, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                                    NET
                                                                                GROSS            GROSS           UNREALIZED
                                                                             UNREALIZED        UNREALIZED       APPRECIATION
FUNDS                      PURCHASES          SALES          TAX COST       APPRECIATION      DEPRECIATION     (DEPRECIATION)
-----                    -------------    -------------    -------------    -------------    --------------    --------------
Asia New Economy Fund    $   3 903 415    $   5 438 221    $   4 142 677    $    462 565     $    (867 516)    $     (404 951)
Asia Small Cap Fund      $   6 564 715    $   9 129 898    $  14 667 041    $  3 459 612     $  (3 292 450)    $      167 162
China & Hong Kong
  Fund                   $  29 233 094    $  47 530 661    $  78 779 847    $ 10 924 055     $ (14 918 284)    $   (3 994 229)
internet.com-TM-
  Index Fund             $  10 235 711    $  12 805 697    $   8 317 267    $  1 294 071     $  (4 444 167)    $   (3 150 096)
Mainland China Fund      $   6 842 314    $   7 414 034    $   7 938 759    $    348 090     $  (1 800 217)    $   (1 452 127)
Wired-Registered
  Trademark- Index
  Fund                   $  54 966 655    $  88 673 277    $  90 409 143    $  8 346 462     $ (19 500 264)    $  (11 153 802)
Wireless World
  Fund-TM-               $  20 250 774    $  22 570 017    $  12 794 427    $  1 573 107     $  (1 276 569)    $      296 538

---------------
68

Investec Funds                    Notes to Financial Statements

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

Note 5

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible variations in foreign exchange rates pending the settlement of securities transactions, the Funds enter into forward contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2001 were as follows:

CHINA & HONG KONG FUND

CURRENCY                   PAYABLE                  CURRENCY DELIVERABLE                 DELIVERY DATE    UNREALIZED LOSS

-------------------------------------------------------------------------------------------------------------------------
         US$               2 729 725             Hong Kong Dollar 21 284 597               01/03/02          $    (231)
                                                                                                             ---------
                                        Total Forward Contracts                                              $    (231)
                                                                                                             =========

Note 6

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended
December 31, 2000 and December 31, 2001 were the same as those reported in the accompying statement of changes in net assets.

                                                                 ---------------

Investec Funds                    Notes to Financial Statements

As of December 31, 2001 the components of accumulated deficit on a tax basis were as follows:

                                                    ASIA NEW            ASIA            CHINA &
                                                     ECONOMY         SMALL CAP         HONG KONG       INTERNET.COM-TM-
                                                      FUND              FUND              FUND            INDEX FUND
                                                  -------------    --------------    --------------    ----------------
Accumulated Capital and Other Losses              $  (2 787 217)   $  (91 316 131)   $  (37 385 436)    $  (17 251 322)
Net Unrealized Appreciation/(Depreciation) on
  Securities                                      $    (404 951)   $      167 162    $   (3 944 229)    $   (3 150 096)
  Foreign Currency                                $        (296)   $         (361)   $         (246)                --
Total Accumulated Deficit                         $  (3 226 605)   $  (91 194 705)   $  (45 219 583)    $  (20 401 418)

                                                                MAINLAND       WIRED-REGISTERED TRADEMARK-       WIRELESS
                                                               CHINA FUND              INDEX FUND             WORLD FUND-TM-
                                                              -------------    ---------------------------    --------------
Undistributed Ordinary Income                                 $      1 770                       --                       --
Accumulated Capital and Other Losses                          $ (4 677 999)          $  (24 154 909)          $  (25 840 741)
Net Unrealized Appreciation/(Depreciation) on
  Securities                                                  $ (1 452 127)          $  (11 153 802)          $      296 538
  Foreign Currency                                            $          1                       --           $           (6)
Total Accumulated Deficit                                     $ (6 147 045)          $  (35 308 711)          $  (25 568 648)

As of December 31, 2001, the following Funds have capital loss carryforward's available to offset future realized capital gains:

                                                              CAPITAL LOSSES EXPIRING IN:
                            ------------------------------------------------------------------------------------------------
FUND                            2005             2006             2007            2008            2009            TOTALS
Asia New Economy Fund                  --    $   1 934 650              --              --    $     610 593    $   2 545 243
Asia Small Cap Fund         $  16 967 992    $  62 854 581    $  7 599 516              --    $   2 794 130    $  90 216 219
China & Hong Kong Fund                 --    $  35 994 195              --              --               --    $  35 994 195
Internet.com-TM- Index
  Fund                                 --               --              --    $  4 391 451    $  12 376 974    $  16 768 425
Mainland China Fund                    --    $   2 440 858    $  1 048 405    $    747 751               --    $   4 237 014
Wired-Registered
  Trademark- Index Fund                --               --              --              --    $  17 621 884    $  17 621 884
Wireless World Fund-TM-                --               --              --    $  6 852 975    $  18 771 868    $  25 624 843

To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year.

For the year ended December 31, 2001, the Funds deferred to January 1, 2002, the following post October captial losses, post October currency losses and post October passive foreign investment company losses:

FUND                                                           CAPITAL       FOREIGN CURRENCY         PFIC
----                                                         ------------    -----------------    ------------
Asia New Economy Fund                                        $    220 670        $  2 803         $     18 501
Asia Small Cap Fund                                          $  1 093 419        $  6 493                   --
China & Hong Kong Fund                                                 --        $    627         $  1 390 614
Internet.com Index-TM- Fund                                  $    482 897              --                   --
Mainland China Fund                                          $    431 640        $  9 345         $      9 345
Wired-Registered Trademark- Index Fund                       $  6 533 025              --                   --
Wireless World Fund-TM-                                      $    207 654        $  8 244                   --

---------------
70

Investec Funds                    Notes to Financial Statements

Note 7

Trustee and Officer Information (Unaudited)

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                            POSITION(S)                                                            FUND COMPLEX
                             HELD WITH                            PRINCIPAL OCCUPATION(S)          OVERSEEN BY
NAME, ADDRESS, AND AGE        TRUSTS        DATE ELECTED+         DURING THE PAST 5 YEARS            TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Timothy W.N. Guinness      Trustee         August 1998       Chief Executive Officer and Joint   7 Investec Funds
1055 Washington Blvd,                                        Chairman of Investec since August,
3rd Floor                                                    1998. Was the Chief Executive
Stamford, CT 06901                                           Officer of Guinness Flight Hambro
(54)                                                         Asset Management Limited,
                                                             London, England

James I. Fordwood*         Trustee         April 1994        President of Balmacara Production   7 Investec Funds
1055 Washington Blvd,                                        Inc., as investment holding and
3rd Floor                                                    management services company that
Stamford, CT 06901                                           he founded in 1987.
(53)

Dr. Gunter Dufey*          Trustee         April 1994        A member of the faculty of the      7 Investec Funds
1055 Washington Blvd,                                        Graduate School of Business
3rd Floor                                                    Administration at the University
Stamford, CT 06901                                           of Michigan since 1969.
(61)

Dr. Bret A. Herscher*      Trustee         April 1994        President of Pacific Consultants,   7 Investec Funds
1055 Washington Blvd,                                        a technical and technology
3rd Floor                                                    management consulting company
Stamford, CT 06901                                           serving the Electronic industry
(43)                                                         and venture capital community
                                                             which he co-founded in 1988.

J. Brooks Reece, Jr.*      Trustee         April 1994        A Vice-President of Adcole Corp. a  7 Investec Funds
1055 Washington Blvd,                                        manufacturer of precision
3rd Floor                                                    measuring machines and sun angle
Stamford, CT 06901                                           sensors for space satellites,
(54)                                                         since 1993.

Royce N. Brennan           President       September 2000    Managing Director of the U.S.       7 Investec Funds
1055 Washington Blvd,                                        operations for Investec Asset
3rd Floor                                                    Management. Previously, he was
Stamford, CT 06901                                           Managing Director of Investec
(43)                                                         Asset Management Asia. Joined
                                                             Investec Guinness Flight Global as
                                                             Director and Sr. Investment
                                                             Manager in 1995.

Eric M. Banhazl            Treasurer and   April 1994        Senior Vice President, U.S.
2020 E. Financial Way,     Secretary                         Bancorp Fund Services, LLC. since
Suite 100                                                    July 2001. Executive Vice
Glendora, CA 91741                                           President, Investment Company
(44)                                                         Administration LLC. 1990-July
                                                             2001.


                           OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       HELD BY TRUSTEE
Timothy W.N. Guinness     Investec Global
1055 Washington Blvd,     Strategy Fund Limited
3rd Floor                 (1984). Investec
Stamford, CT 06901        International
(54)                      Accumulation Fund
                          Limited (1984),
                          Investec Select Funds
                          Plc (1998), Investec
                          Extra Income Trust Plc
                          (1995), Investec High
                          Income Trust Plc
                          (2001), SR Europe
                          Investment Trust Plc
                          (2001).
James I. Fordwood*
1055 Washington Blvd,
3rd Floor
Stamford, CT 06901
(53)
Dr. Gunter Dufey*         Director, GMAC Auto
1055 Washington Blvd,     Receivable
3rd Floor                 Corporation, since
Stamford, CT 06901        1992.
(61)
Dr. Bret A. Herscher*     Director, Strawberry
1055 Washington Blvd,     Tree Inc., since 1989.
3rd Floor
Stamford, CT 06901
(43)
J. Brooks Reece, Jr.*     Director of Adcole Far
1055 Washington Blvd,     East, Ltd. since 1986.
3rd Floor
Stamford, CT 06901
(54)
Royce N. Brennan
1055 Washington Blvd,
3rd Floor
Stamford, CT 06901
(43)
Eric M. Banhazl
2020 E. Financial Way,
Suite 100
Glendora, CA 91741
(44)

                       *  NOT AN "INTERESTED PERSON", AS THAT IS DEFINED BY THE 1940
                          ACT.
                       +  TRUSTEES AND OFFICERS OF THE FUND SERVE UNTIL THEIR
                          RESIGNATION, REMOVAL OR RETIREMENT.

                                                                 ---------------

Investec Funds                    Notes to Financial Statements

Note 8

Special Meeting of Shareholders and Subsequent Events (Unaudited)

A special meeting of shareholders of the Investec internet.com-TM- Index Fund, Wireless World Fund-TM- , Investec Asia New Economy Fund, and Investec Asia Small Cap Fund was held at the office of Investec Asset Management U.S. Limited on December 27, 2001. A brief description of each matter voted upon as well as the voting results are outlined below.

1. Shareholders of Investec internet.com-TM- Index Fund and Wireless World Fund-TM- were asked to vote upon the proposed reorganization of the funds into the Investec Wired-Registered Trademark- Index Fund.

FUND                                                           FOR        AGAINST     ABSTAINING      TOTAL
----                                                        ----------    --------    ----------    ----------
internet.com-TM- Index Fund                                    693 514     108 346      23 189         825 049
Wireless World Fund-TM-                                      1 524 087     128 013      67 471       1 719 571

2. Shareholders of Investec Asia New Economy Fund were asked to vote upon the proposed reorganization of the fund into the Investec Asia Small Cap Fund.

FUND                                                           FOR        AGAINST     ABSTAINING      TOTAL
----                                                        ----------    --------    ----------    ----------
Asia New Economy Fund                                          335 957      25 767      49 385         411 109

3. Shareholders of the Investec Asia Small Cap Fund were asked to vote upon the rename of the Fund to Investec Asia Focus Fund.

FUND                                                           FOR        AGAINST     ABSTAINING      TOTAL
----                                                        ----------    --------    ----------    ----------
Asia Small Cap Fund                                          1 221 670      75 553      35 770       1 332 993

As a result of the above, The internet.com-TM- Index Fund and Wireless World Fund-TM- were merged into the Wired-Registered Trademark-Index Fund on January 28, 2002. The Asia New Economy Fund was merged into the Asia Focus Fund (formerly Asia Small Cap Fund) on January 28, 2002.

---------------
72

Investec Funds                          Report of Independent Auditors

To the Shareholders and Board of Trustees of Investec Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investec Funds (comprising, respectively, the Investec Asia New Economy Fund, Investec Asia Small Cap Fund, Investec China & Hong Kong Fund, Investec internet.com-TM- Index Fund, Investec Mainland China Fund, Investec Wired-Registered Trademark- Index Fund and Investec Wireless World Fund-TM-, collectively, the "Funds"), as of December 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Investec Funds as of December 31, 2001, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States.

Los Angeles, California
February 8, 2002

                                                                 ---------------

Investec Funds                          Information

Information

BOARD OF TRUSTEES             CONTACT INVESTEC FUNDS
J. Brooks Reece, Jr.,         P.O. Box 8116
CHAIRMAN                      Boston, MA 02266-8116
Dr. Gunter Dufey              24-hour OneCall Center:
James I. Fordwood             800-915-6564
Timothy W.N. Guinness         Literature Requests:
Dr. Bret A. Herscher          800-915-6565
                              Shareholder Services:
                              800-915-6566
                              mail@investecmail.com
                              www.investecfunds.com

INVESTEC FUNDS

FUND                                CUSIP                       TICKER                     FUND#

Asia New Economy Fund            46129X 10 6                    IANEX                        990

Asia Small Cap Fund              46129X 20 5                    IASMX                        991

China & Hong Kong Fund           46129X 30 4                    ICHKX                        139

internet.com-TM- Index Fund      46129X 40 3                    IINTX                       1678

Mainland China Fund              46129X 50 2                    ICHNX                        992

Wired-Registered Trademark-
Index Fund                       46129X 60 1                    IWIRX                        212

Wireless World Fund-TM-          46129X 70 0                    IWWDX                       1634

---------------
74

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